EXHIBIT 10.2

Authentisign ID: 4C978DFD-469E-4E0F-8FEC-63FF93358E3A

ASSIGNMENT OF CONTRACT OF PURCHASE AND SALE

1. PARTIES

ASSIGNOR: **1185710 B.C. Ltd**		ASSIGNEE: **AM (Advanced Micro) Biosciences Inc.**	
ADDRESS c/o Stefani Lea, Royal Lepage Kelowna		ADDRESS c/o 301 0 1665 Ellis Street	
#1 – 1890 Cooper Road, Kelowna, British Columbia		Kelowna, British Columbia	
	PC V1Y 8B7		PC V1Y 2B3

2. CONTRACT OF PURCHASE AND SALE (Contract)

DATED **November 6, 2018**	AMENDMENTS/ADDENDUM DATED **December 4, 2018,** **December 13, 2018,** **January 15th, 2019,** **January 30th, 2019 & February 12th, 2019**	UPGRADES ☐ Yes ☒ No	AMOUNT OF UPGRADES **N/A**
ORIGINAL PURCHASE PRICE **$988,550.00**		TOTAL OF DEPOSITS PAID TO DATE (the "Deposit") **$10,000.00**	
DEPOSITS HELD BY: **Montgomery Miles & Stone Law Firm**			
INTEREST ON DEPOSIT: N/A			
VENDOR'S CONSENT TO ASSIGNMENT REQUIRED ☒ Yes ☐ No		CONSENT TO BE OBTAINED BY (Date) **May 15th, 2019**	
VENDOR'S ASSIGNMENT FEE NONE ☒ OR		______________________ + GST ☐	

3. VENDOR

NAME: **4224973 CANADA INC.**

4. PROPERTY

Proposed Lot #1

PID: 024-779-768 Lot A Section 2 Township 20 ODYD Plan KAP66761 Except Plan KAP71932, civically described as8877 Jim Bailey Road, Kelowna, British Columbia V4V 2L7; and

PID: 024-666-921 Lot 4 Section 2 Township 20 ODYD Plan KAP 65805, civically described as 8999 Jim Bailey Road, Kelowna, British Columbia V4V 1S4

5. ASSIGNMENT

The Assignor hereby assigns to the Assignee as of the Effective Date (as defined in paragraph 5.3) all the Assignor's right and title in and to the Contract on the terms set out in this Assignment of Contract of Purchase and Sale, subject to the Vendor's Consent (as provided for in the Contract and pursuant to paragraph 5.2 hereof).

5.1 **ASSIGNMENT AMOUNT:** In consideration of the Assignor assigning the Contract to the Assignee, the Assignee agrees to pay the Assignor the sum of **$1.00 DOLLAR** (Assignment Amount) and reimburse the Assignor for ANY Deposits paid to date, on or before the Effective Date.

{01846775;1}

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5.2 **VENDOR'S CONSENT**: The Assignor shall be responsible for seeking the Vendor's written consent to the assignment of the Contract, as required under the terms of the Contract, on the Consent to Assignment of Contract of Purchase and Sale attached as **Appendix "B"** hereto. If such consent is not obtained by the date specified in paragraph 2, this Assignment Agreement shall be null and void.

5.3 **EFFECTIVE DATE**: This assignment shall be effective upon the date the Vendor consents in writing to the assignment.

5.4 **DEPOSIT ON PURCHASE PRICE**: The Assignor assigns as of the Effective Date, all of the Assignor's interest in the Deposit set out in paragraph 2, to the Assignee.

5.5 **ASSUMPTION AND INDEMNITY BY ASSIGNEE**: The Assignee covenants and agrees with the Assignor that it will observe and perform all of the obligations of the original purchaser under the Contract as if it had been originally named as the purchaser, and will indemnify and save harmless the Assignor from all actions, suits, costs, losses, damages, charges, and expenses incurred by the Assignor and arising out of any failure on the part of the Assignee to fully effect or perform the purchaser's obligation under the Contract.

5.6 **ASSIGNOR'S WARRANTY**: The Assignor represents and warrants to the Assignee that:

(a) the Contract, a true copy of which (including all amendments and schedules thereto) is attached as **Appendix "A"**, constitutes the entire agreement between the Vendor and the Assignor with respect to the Property and has not been modified or amended in anyway;

(b) the Contract is a good, valid, and subsisting contract of purchase and sale and to the best of the Assignor's knowledge, the Vendor does not have any defence, set-off, claim or counterclaims against the Assignor;

(c) all of the Assignor's obligations under the Contract have been and will to the Effective Date be duly observed and performed by the Assignor; and

(d) the Assignor has not previously assigned the Contract, and the Assignor now has absolute authority to assign the Contract, subject to obtaining the Vendor's consent.

5.7 **ASSIGNOR'S INDEMNITY**: The Assignor hereby agrees to indemnify and save harmless the Assignee against and from all actions, suits, costs, losses, damages, charges, and expenses incurred by the Assignee arising out of any breach or non-observance of any of the representations and warranties of the Assignor contained in this Assignment Agreement.

5.8 **ASSIGNOR'S ACKNOWLEDGEMENT**: The Assignor acknowledges that the provision of the Vendor's consent does not relieve the Assignor from the purchaser's obligations under the Contract in the event the Assignee is unable or fails to complete the Contract.

5.9 **PAYMENT**: The payment of the Deposit by the Assignee to the Assignor will be by certified cheque, bank draft or Lawyer's/Notary's trust cheque.

5.10 **TIME**: Time will be of the essence hereof, and unless the full balance of the Assignment Amount, plus applicable taxes if any, is paid on or before the date specified, the Assignor may, at the Assignor's option, terminate this Assignment Agreement, and, in such event, any amount paid by the Assignee will be absolutely forfeited to the Assignor in accordance with the Real Estate Services Act, on account of damages, without prejudice to the Assignor's other remedies.

5.11 **PLURAL**: In this Assignment Agreement, any reference to a party includes that party's heirs, executors, administrators, successors and permitted assigns; singular includes plural and masculine includes feminine. If the Assignee consists of more than one person, the liability of the Assignee will be joint and several.

5.12 **REPRESENTATIONS AND WARRANTIES**: There are no representations, warranties, guarantees, promises or agreements other than those set out in this Assignment Agreement.

5.13 **ACCEPTANCE IRREVOCABLE**: The Assignor and the Assignee specifically confirm that this Assignment Agreement is executed under seal. It is agreed and understood, that the Assignor's acceptance is irrevocable, including without limitation, during the period prior to the date specified for the Assignee or the Assignor, as the case may be, to either:

(a) fulfill or waive the terms and conditions herein contained, and/or

(i) exercise any option(s) herein contained; and/or

(ii) obtain the Vendor's consent.

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5.14 THIS IS A LEGAL DOCUMENT. THE PARTIES ARE ADVISED TO OBTAIN THEIR OWN INDEPENDENT LEGAL ADVICE BEFORE SIGNING THIS ASSIGNMENT AGREEMENT. READ THIS ENTIRE DOCUMENT BEFORE YOU SIGN.

5.15 OFFER: This offer, or counter-offer, will be open for acceptance until **5:00 PM** on **May 10, 2019** (unless withdrawn in writing with notification to the other party of such revocation prior to notification of its acceptance), and upon acceptance of the offer, or counter-offer, by accepting in writing and notifying the other party of such acceptance, there will be a binding Assignment Agreement on the terms and conditions set forth.

X ____________ (WITNESS)	AuthentiSign Calum Hughes 5/3/2019 11:02:47 PM EDT (ASSIGNEE)	• SEAL	(PRINT NAME)
X ____________ (WITNESS)	____________ (ASSIGNEE)	• SEAL	(PRINT NAME)

5.16 ACCEPTANCE: The Assignor (a) hereby accepts the above offer and agrees to complete the assignment upon the terms and conditions set out above.

Assignor's acceptance is dated________________________, 20_____.

X ____________ (WITNESS)	AuthentiSign Calum Hughes 5/3/2019 11:02:48 PM EDT (ASSIGNOR)	• SEAL	(PRINT NAME)
X ____________ (WITNESS)	AuthentiSign John Saric 5/4/2019 12:09:39 PM EDT (ASSIGNOR)	• SEAL	(PRINT NAME)

APPENDIX "A"
Contract of Purchase and Sale
(including all Addendums and Schedules)

|See page 7 onward to the end of the document.

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APPENDIX "B"
Vendor's Consent to Assignment of Contract of Purchase and Sale

Proposed Lot #1 PID: 024-779-768 Lot A Section 2 Township 20 ODYD Plan KAP66761 Except Plan KAP71932, civically described as8877 Jim Bailey Road, Kelowna, British Columbia V4V 2L7; and PID: 024-666-921 Lot 4 Section 2 Township 20 ODYD Plan KAP 65805, civically described as 8999 Jim Bailey Road, Kelowna, British Columbia V4V 1S4

The **Vendor**, as defined in the Assignment of Contract of Purchase and Sale (the "Assignment Agreement") to which this Consent is attached, hereby consents to the assignment by the **Assignor** to the **Assignee**, of all of the **Assignor's** right, title, interest and obligations in the **Contract** in accordance with the Assignment Agreement as follows:

1. All of the words in bold type in this Consent, have the meanings set forth in the Assignment Agreement.
2. The **Assignee** hereby covenants and agrees with the **Vendor** that from and including the **Effective Date**, the **Assignee** will observe and perform all the **Assignor's** obligations under the **Contract**.
3. The **Assignee hereby:**
   (a) acknowledges receipt of a copy of the **Contract**;
   (b) assumes the rights, obligations and benefits of the **Assignor** pursuant to the **Contract** as of the **Effective Date**;
   (c) represents to the Vendor that the Assignment Agreement contains the entire agreement as between the parties and the information contained therein and its appendices is true and correct as of the **Effective Date**; and
   (d) covenants and agrees with the **Vendor** to observe and perform all of the obligations of the **Assignor** under the **Contract** as of the **Effective Date**.
4. The **Assignor** herby:
   (a) acknowledges and agrees that neither this Consent, nor the payment of any money or performance of any of the **Assignor's** covenants under the **Contract** by the **Assignee** shall waive or modify in any respect the rights of the **Vendor** under the **Contract** or relieve the **Assignor** from performing any of the **Assignor's** obligations under the **Contract** and notwithstanding this Consent, the **Assignor** will remain fully liable under the **Contract** and bound to the **Vendor** for the fulfillment of the obligations contained in the **Contract**; and
   (b) represents to the Vendor that the Assignment Agreement contains the entire agreement as between the parties and the information contained therein and its appendices is true and correct as of the **Effective Date**.
5. If the **Assignee** consists of more than one person, the liability will be joint and several.
6. This Consent will not be deemed to be a consent or waiver of the requirement for the **Vendor's** consent to any assignment by the **Assignee** or to any further or other assignment under the **Contract**. In giving its consent to this assignment, the **Vendor** is relying on the information and representations and warranties of the Assignor and Assignee contained in the Assignment Agreement and this Consent.
7. Any notice required to be given by the **Vendor** in connection with this **Consent** will be given to the parties at their respective addresses set out on Page 1 of the Assignment Agreement or to such other address as any of the parties may designate in writing.
8. The parties in all other respects hereby confirm that the **Contract** is in full force and effect, unchanged and unmodified (except as noted in the Assignment Agreement) and that the provisions of the **Contract** will survive the execution and delivery of the Assignment Agreement.
9. This **Consent** may be executed in several counterparts, each of which so executed will be deemed to be an original and which will together constitute one and the same consent.

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10. The Assignor and Assignee jointly and severally indemnify and save harmless the Vendor from all actions, suits, costs, losses, damages, charges, and expenses incurred by the Vendor and arising out of any failure on the part of the Assignor or Assignee to properly disclose the information and agreement between the Assignor and Assignee under the Assignment Agreement, and the appendices thereto.

Executed by the Assignor on 05/04/2019, 20____.

X (WITNESS)	Authentisign Calum Hughes (ASSIGNOR)	•SEAL (PRINT NAME)
X (WITNESS)	Authentisign John Saric (ASSIGNOR) 2:09:43 PM EDT	•SEAL (PRINT NAME)

Executed by the Assignee on 05/03/2019, 20____.

X (WITNESS)	Authentisign Calum Hughes (ASSIGNOR)	•SEAL (PRINT NAME)
X (WITNESS)	(ASSIGNOR)	•SEAL (PRINT NAME)

The **Vendor** hereby consents to the assignment of the **Contract** as provided in the attached **Assignment Agreement**.

Executed by the Vendor on MAY 7, 2019.

4224973 CANADA INC.

Per: [signature]
Authorized Signatory

PURCHASE CONTRACT

THIS AGREEMENT made as of the 6th day of November, 2018.

BETWEEN:

4224973 CANADA INC. (Inc. No. 422497)
1500 – 1040 West Georgia Street
Vancouver, BC V6E 4H8

(the "**Vendor**")

AND:

1185710 B.C. Ltd.
c/o Stefani Lea, Royal Lepage Kelowna
#1– 1890 Cooper Road, Kelowna, BC V1Y 8B7

(the "**Purchaser**")

WHEREAS:

A. The Vendor is the owner of the following properties:

PID: 024-779-768, Lot A Section 2 Township 20 ODYD Plan KAP66761 except Plan KAP71932, civically described as 8877 Jim Bailey Road, Kelowna, BC V4V 2L7; and

PID: 024-666-921, Lot 4 Section 2 Township 20 ODYD Plan KAP 65805, civically described as 8999 Jim Bailey Road, Kelowna, BC V4V 1S4,

(the "**Parent Parcels**");

B. The Vendor is in the process of subdividing the Parent Parcels into lots as shown on the proposed subdivision plan attached hereto as **Schedule "A"** and upon the subdivision being registered at the Land Title Office, intends to sell the said lots;

C. The Vendor has agreed to sell and the Purchaser has agreed to purchase the lot shown as Lot # 1 (the "**Lot**") on **Schedule "A"**, on the terms and conditions set out in this Agreement.

NOW THEREFORE, in consideration of the premises and the covenants, warranties and representations herein set forth, the parties agree as follows:

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1. Purchase and Sale

1.1 The Lot

The Purchaser agrees to purchase and the Vendor agrees to sell the Lot free and clear of all liens, charges, and encumbrances, except for the Permitted Encumbrances, as shown on **Schedule "B"**, attached hereto this Agreement.

1.2 The Purchase Price

The Purchase Price payable by the Purchaser to the Vendor for the Lot shall be the sum of $ 988,550.00 plus applicable GST.

1.3 Payment of the Purchase Price

Subject to the adjustments described in this Agreement, the Purchase Price shall be payable by the Purchaser as follows:

(1) as to $ 10,000.00 by payment of a deposit (the "**Deposit**") by cheque payable to the Vendor's lawyers, Montgomery Miles & Stone Law Firm, in Trust, within 72 hours of acceptance of this agreement. The Deposit and other monies received from the Purchaser will be held in trust in a manner required by the *Real Estate Services Act* until such time as instrument evidencing the interest of the Purchaser in the Property has been filed for registration in the Land Title Office.

(2) by payment of the balance by lawyer's trust cheque on the Closing Date.

1.4 Application of Deposit

The Deposit will be:

(1) paid to the Vendor:

(a) on the Closing Date on account of the Purchase Price, if the Vendor and the Purchaser complete the sale and purchase of the Lot on the Closing Date; or

(b) if the Purchaser is in default under this Agreement, unless such default is waived in writing by the Vendor, the Deposit to the Vendor will be absolutely forfeited to the Vendor as liquidated damages; or

(2) paid to the Purchaser:

(a) if the conditions precedent set out in **Schedule "C"**, (the "**Purchaser's Conditions**") are not satisfied or waived; or

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(b) if the Vendor is in default of its obligation to complete the sale of the Lot hereunder, unless such default is waived in writing by the Purchaser and the Purchaser has elected to complete the purchase of the Lot.

1.5 Adjustments

All adjustments with respect to taxes, and all other items normally adjusted between a vendor and purchaser on the sale of similar lot shall be made with respect to the Lot to and including the Closing Date.

2. Representations and Warranties

2.1 Vendor's Representations and Warranties

The Vendor represents and warrants to the Purchaser, with the intent that the Purchaser shall rely on them in entering into this Agreement and in concluding the purchase and sale contemplated in this Agreement, that as of the date of the Agreement (unless otherwise specified) and the Closing Date (unless this Agreement is earlier terminated):

(1) Subdivision of the Parent Parcels

(a) The Vendor will proceed with due diligence to obtain all necessary approvals and the registration of the aforementioned subdivision at the Land Title Office.

(2) Status of the Vendor

(a) the Vendor is a corporation duly incorporated and existing under the laws of British Columbia, has the power and authority to enter into this Agreement and to carry out the transactions contemplated by this Agreement, all of which have been duly and validly authorized by all requisite proceedings and that this Agreement constitutes a legal, valid, and binding obligation of the Vendor in accordance with its terms;

(b) the Vendor is the registered and beneficial owner of the Lot;

(c) the Vendor is resident in Canada within the meaning of the *Income Tax Act* (Canada).

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3. Closing Procedure

3.1 The Closing

The closing of the purchase and sale of the Lot will be on May 31th, 2019 (the "**Closing Date**").

Upon the payment of the Purchase Price, the Purchaser will be entitled to possession of the Lot.

3.2 Delivery of the Closing Documents

The sale and purchase of the Lot will be completed in the following manner and sequence:

(1) On or before the Completion Date, the Purchaser will pay to the Purchaser's lawyers in trust the amount provided for in subparagraph 1.3 of this Agreement, less the amount to be advanced to the Purchaser on the Completion Date under any mortgage financing arranged by the Purchaser; and

(2) Not less than five (5) business days (excluding Saturdays, Sundays and statutory holidays) prior to the Completion Date, the Purchaser will deliver to the Vendor for execution:

(a) a Form A Freehold Transfer, conveying the Lot to the Purchaser (the "**Transfer**");

(b) a Vendor's Statement of Adjustments;

(c) such further deeds, acts, things, certificates and assurances as may be requisite in the reasonable opinion of the Purchaser's lawyers and the Vendor's lawyers for more perfectly and absolutely assigning, transferring, conveying and assuring to and vesting in the Purchaser, title to the Lot, free and clear of any lien, charge, encumbrance or legal notation other than the Permitted Encumbrances as contemplated herein;

(3) Prior to the Completion Date, the Vendor or its lawyers will return to the Purchaser's lawyers all of the documents described above, duly executed by the Vendor (in registrable form, if required); and

(4) All documents referred to in subparagraph 3.2(2) will be in a form reasonably satisfactory to the Purchaser and the Vendor and, where applicable, in a form suitable for registration in the appropriate offices of public record. The Vendor and the Purchaser will each deliver to or cause to be delivered to the other all such further documents and assurances as may be reasonably required to give full effect to the intent and meaning hereof.

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3.3 Closing Procedure

(1) Forthwith following the payment to the Purchaser's lawyers in trust of the amount required as provided in subparagraph 1.3 and after receipt by the Purchaser's lawyers of the documents and items referred to in subparagraph 3.2(2), the Purchaser will cause the Purchaser's lawyers to file the Transfer in the appropriate Land Title Office on the Completion Date concurrently with any security documents applicable to any mortgage financing arranged by the Purchaser in connection with the purchase of the Lot.

(2) Forthwith following the filing referred to above and upon the Purchaser's lawyers being satisfied as to the Purchaser's pending title to the Lot after conducting a post filing registration check of the property index disclosing only the following:

(a) the existing title number(s) to the Property;

(b) the Permitted Encumbrances;

(c) pending number assigned to the Transfer;

(d) any charges against the Purchaser or the Purchaser's interest in the Lot; and

(e) any charges with respect to which the Vendor's lawyers have extended satisfactory undertakings regarding the discharge and release of the same,

the Purchaser will cause the Purchaser's lawyers, forthwith to deliver to the Vendor's lawyers and a trust cheque for the balance due to the Vendor pursuant to this Agreement and to instruct the Vendor's lawyers to release the Deposit to the Vendor or the Vendor's lawyers.

(3) If the Purchaser is intending to complete the purchase of the Lot using borrowed funds secured in respect of the Purchaser's acquired interest in the Lot, then the Purchaser's lawyers will undertake to the Vendor's lawyers only to proceed with the registration of the Transfer if:

(a) the funds referred to in subparagraph 1.3 have been paid into the Purchaser's lawyers' trust account;

(b) all preconditions to the funding of the new mortgage save for registration of the same have been met;

(c) the aggregate of the funds on deposit in the Purchaser's lawyers' trust account together with the anticipated proceeds of the new mortgage are

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sufficient to enable the Purchaser's lawyers to pay the amounts required to be paid on the Completion Date; and

(d) upon acceptance of the Transfer and the new mortgage for the registration process and completion of a satisfactory post filing registration check of the property index as described above, the Purchaser's lawyers will immediately requisition the mortgage proceeds and upon receipt of the same will pay out the amounts due on completion as set out in the statement of adjustments.

(4) If the Lot is subjected to an existing financial charge and the Vendor desires to obtain a discharge of the same by application of some or all of the amounts payable pursuant hereto, then:

(a) the Vendor will not be required to obtain or register a discharge of the same until receipt of the balance payable to the Vendor on the Completion Date;

(b) the balance payable to the Vendor on the Completion Date will be directed to be paid to the Vendor's lawyers "in trust"; and

(c) the Vendor's lawyers will undertake that upon receipt of the balance payable to the Vendor, they will pay sufficient of such funds to obtain a discharge of, and will obtain and register a discharge of, such financial charge within a reasonable period of time after the Completion Date.

4. Fees and Expenses

(1) All documents as are necessary to complete the sale and purchase of the Lot, including the Transfer, will be prepared at the expense of, and registered at the expense of, the Purchaser, and all documents required to clear title to the Lot will be prepared and registered by and at the expense of the Vendor. The Purchaser will pay the expense of registering the Transfer and any property transfer tax due in respect of the transfer of the Lot to the Purchaser.

(2) The Vendor agrees that it will be responsible for commission's payable to the Agent in respect of this transaction.

5. Purchaser's Conditions

(1) The obligation of the Purchaser to complete the purchase of the Lot on the Closing Date is expressly subject to and conditional upon the Purchaser's Conditions being satisfied by the dates specified in Schedule C (the "**Subject Removal Date**").

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(2) The Purchaser's Conditions are for the sole benefit of the Purchaser and may be unilaterally waived in writing in whole or in part by the Purchaser at any time up to and including the Subject Removal Date.

(3) If all of the Purchaser's Conditions are not fulfilled by the Subject Removal Date, this Agreement will be null and void. In such event, the Vendor's lawyer is hereby irrevocably directed by the Vendor and the Purchaser to repay the Deposit in full, as set out in subparagraph 1.4(2)(a) to the Purchaser without deduction upon receipt of a request from the Purchaser in writing together with the return of the Vendor's documents set out in subparagraph 3.2(2) aforesaid together with copies of all environmental reports, engineering reports and all other reports received by the Purchaser relating to the Lot. Thereafter neither party will have any further obligations to the other with respect to the subject matter of this Agreement, except for the obligation of the Purchaser to maintain the confidentiality of all disclosed documents and instruments delivered to it.

6. Vendor's Conditions

The obligation of the Vendor to complete the sale of the Lot on the Completion Date is expressly subject to and conditional upon the following conditions (the **"Vendor's Conditions"**) being satisfied or waived in writing not later than 5:00 PM on or before May 15th, 2019 namely:

The Subdivision Plan being given final registration at the Land Title office, (if applicable). In the event that such final registration has not then occurred but the Vendor, acting reasonably, expects it to occur, then the Vendor may, by notice in writing to the Purchaser, extend the date for fulfillment of this condition on not more than two (2) occasions for up to ninety (90) days each. In the event of such an extension then the Closing Date (including possession and adjustment dates) will also be extended accordingly. If the Completion Date has not occurred by July 31, 2019 then the Purchaser may cancel this Agreement and the Deposit, without interest, will be returned to the Purchaser unless the parties agree in writing to further extend the Completion Date. If the Vendor is delayed from completing construction of the Lot as a result of any event or circumstance whatsoever beyond the reasonable control of the Vendor, then such outside date for completion will be extended for a period equivalent to such period of delay.

7. Miscellaneous

7.1 Time

Time shall be of the essence hereof.

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7.2 Further Assurances

Each of the parties shall, at the expense of the other party, execute and deliver all such further documents and do such further acts and things as the other party may reasonably request from time to time to give full effect to this Agreement.

7.3 Assignment

The Purchaser shall not have the right to assign all or any of its right, title, or interest in this Agreement without the prior written consent of the Vendor, provided no assignment shall operate to release the Purchaser from its obligations under this Agreement and the Vendor is entitled to any increase in the Purchase Price resulting from an assignment. The Purchaser may assign all or any of its right, title, or interest in the Agreement in which the Purchaser or the majority of the Purchaser's shareholders are the legal and beneficial owners of the majority of the voting shares of the assignee company.

7.4 Goods and Services Tax

The Purchase Price does not include federal Goods and Services Tax (**"GST"**). On the Closing Date, the Purchaser will pay to the Vendor, as agent for Her Majesty the Queen in right of Canada, in addition to the Purchase Price, the amount of GST eligible in respect of the transactions contemplated in this Agreement or, if the Purchaser is registered for GST purposes on the Closing Date, the Purchaser may self-assess the GST and account directly to the Canada Customs and Revenue Agency therefor, if the Purchaser provides the Vendor with a certificate signed by an officer of the Purchaser confirming the Purchaser's registration number and the Purchaser's registered status.

7.5 Notices

Any notices, requests or demands which may or are required to be given or made hereunder will be in writing and served personally to the addresses set out in the first page, provided that either party may change its address by written notice to the other and in such event, this paragraph will be deemed to be amended accordingly.

7.6 Governing Law

This Agreement will be construed according to and governed by the laws of the Province of British Columbia, Canada.

7.7 Binding Effect

This Agreement shall enure to the benefit of and be binding upon the parties, their respective heirs, executors, administrators, and other legal representatives and, to the extent permitted in this Agreement, their respective successors and assigns.

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7.8 Entire Agreement

This Agreement constitutes the entire agreement between the parties with respect to the subject matter of the Agreement and contains all of the representations, warranties, covenants and agreements of the respective parties, and may not be amended or modified except by an instrument in writing executed by all parties. This Agreement supersedes all prior agreements, memoranda, and negotiations between the parties.

7.9 Agency
The Vendor acknowledges having received, read and understood Real Estate Council of British Columbia REBC Form entitled "Disclosure of Representation in Trading Services" and hereby confirms that the Vendor has an agency relationship with Rob Archibald (Designated Agent/Licensee) who is licensed under Royal Lepage Kelowna (Brokerage).

The Purchaser acknowledges having received, read and understood Real Estate Council of British Columbia REBC Form entitled "Disclosure of Representation in Trading Services" and hereby confirms that the Purchaser has an agency relationship with Stefani Lea (Designated Agent/Licensee) who is licensed under Royal Lepage Kelowna (Brokerage).

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8. Offer

This Agreement is open for acceptance by the Vendor, in the manner indicated below, until but not after 5:00 p.m. Kelowna local time on the ~~9th~~ day of November, 2018 and if not accepted on or before such time and date will be absolutely null and void. This Agreement may be accepted by the Vendor

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executing this Agreement and returning same to the Purchaser, and when accepted, will constitute a binding agreement of sale and purchase of the Lot

IN WITNESS WHEREOF the parties have executed this Agreement.

SIGNED, SEALED & DELIVERED
in the presence of:

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Signature

____
Print Name

____
Address

____
Occupation

4224973 CANADA INC.

Per: ______________________
Authorized Signatory

SIGNED, SEALED & DELIVERED
in the presence of:

John Saric 11/7/2018 11:32:40 AM EST   Calum Hughes 11/7/2018 11:54:08 AM EST
Signature

John Saric and Calum Hughes
Print Name

____
Address

____
Occupation

118570 BC Ltd.

John Saric 11/20/2018 9:32:33 PM EST   Calum Hughes 11/21/2018 3:32:59 PM EST

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Schedule 'A'

Industrial Subdivision

10 Min. from Kelowna International Airport

LEGAL DESCRIPTION (pending subdivision final)

8877 – Lot: A Plan: KAP66761, Sec: 2, Twsp: 20, LD: 41 ODYD
PID: 024-779-768

8899 – Lot: 4, Plan: KAP65805, Sec: 2, Twsp: 20, LD: 41 ODYD
PID: 024-666-921

PROPERTY DETAILS

Lot 1 - 1.163 acres / 4707m2

Lot 2 - 1.122 acres / 4541m2

Lot 3 - 3.974 acres / 16084m2

Lot 4 - 2.144 acres / 8680m2

Lot 5 - 1.999 acres / 8092m2

Lot 6 - 1.989 acres / 8050m2

Lot 7 - 1.984 acres / 8031m2

Lot 8 - 1.982 acres / 8022m2


LOT 2
LOT 3
LOT 4
LOT 5
LOT 6
LOT 7
LOT 8

KEY FEATURES

- Zoned I2 General Industrial and I3, Heavy Industrial, City of Kelowna, BC
- Excellent Industrial Lot options
- Paved, two lane road to the property with supplemental rear access roads, providing several access points
- Cul-de-sac access to lots 2, 3, 4 & 5
- Sewer at property line
- Neighbouring businesses include UPS, ATS Retail Solutions and Sysco Foods, boat company and multiple fabricators
- 850m from Highway 97 and less than 3km to Winfield and less than 12km to Kelowna

OFFER

Purchase price. $850,000/ acre
-Option for lot combination purchase

Build to Suite Lease option

For details or viewing of the subject, contact

All information and data presented here is deemed accurate but not guaranteed. Buyer to verify if important. E&O applies.

ROB A. ARCHIBALD
250 717 6688
RobArchibald@shaw.ca

COMMERCIAL KelownaCommercial.ca

Royal LePage Kelowna
Brokerage
Independently Owned & Operated
ROYAL LePAGE
1890 Cooper Road Kelowna, BC—V1Y 8B7

SCHEDULE "B"

PERMITTED ENCUMBRANCES

The Lot is subject to the following Permitted Encumbrances:

1. Statutory Right of Way KH114936, KP12282, and KW183627 Covenant KN113683 and KN113684, KN113685, KN113686, Easement KP1955, KP48595, KT109470, and KP1954;

2. The subsisting exceptions or reservations or other rights contained or reserved to the Crown in the original grant from the Crown;

3. All non-financial encumbrances registered on the title to the Lot as at the date of this Agreement and if the Subdivision has not been finalized as at the date of this Agreement, then the Permitted Encumbrances will also include all non-financial encumbrances required by the approving officer as a condition of approving the Subdivision.

JS CH

CH JS

SCHEDULE "C"

PURCHASER'S CONDITIONS

The Purchase and Sale of the Lot includes the following terms and is subject to the following conditions:

1. Subject to the Purchaser(s) securing at her expense, a financing commitment for the purchase of the Lot on terms and conditions satisfactory to the Purchaser(s) on or before <u>December 7th, 2018.</u> This condition is for the sole benefit of the Purchaser(s).

2. Subject to the Purchaser(s) obtaining and approving Independent Legal Advice on the terms and conditions of this Offer to Purchase, and the condition of the Property's Title search, and the Purchasers lawyer advising the Purchaser on all Goods and Service Tax that may apply in this transaction on or before <u>December 7th, 2018.</u> This condition is for the sole benefit of the Purchaser(s).

3. Subject to the Purchaser(s) being satisfied in its sole discretion that it may occupy the Property and operate the Purchaser's intended business in keeping with the bylaws and regulations of the City of Kelowna on or before <u>December 7th, 2018.</u> This condition is for the sole benefit of the Purchaser(s).

4. The Vendor providing, and the Purchaser being satisfied with the following documents with respect to information that may adversely affect the use or value of the Property whether actual of potential, on or before <u>December 7th, 2018</u>:

   (a) All studies, tests, surveys, investigations, environmental reports and other information concerning the Parent Parcels and the Lot which are in the possession or control of the Vendor; and

   (b) All covenants, rights of way and other instruments comprising the Permitted Encumbrances on or affecting the property which are in possession or available to the Vendor; and

   (c) A current Phase 1 Environmental Report on the Parent Parcel and the Lot; and

   (d) Site Plan with dimensions.

   This condition is for the sole benefit of the Purchaser(s).

JS CH CH JS

5. Subject to the Purchaser in its sole discretion obtaining and being satisfied with any other due diligence which it may have carried out with respect to the lot on or before December 7th, 2018.

6. Subject to the Purchaser in its sole discretion being satisfied with the results of any engineering and/or geo inspections of the Parent Parcel and the Lot on or before December 7th, 2018. The Vendor will allow access to the Purchaser, its Agents, inspectors and/or soil/engineers, appraisers to access the Lot in order to carry out such inspections, tests. Assessments, and appraisals, of the lands with reasonable notice. This condition is for the sole benefit of the Purchaser(s).

7. The Vendor providing, and the Purchaser in its sole discretion being satisfied with the following documents with respect to information that may adversely affect the use or value of the Property whether actual of potential, within fourteen calendar days of receiving these official documents:

   (a) The final subdivision plan, including the size, shape and location of the Lot, and

   (b) The final grading plan of the Lot, and

   (c) The final details of the services sizes and locations including, Sewer, Water, Storm, Hydro, Gas, telephone and internet lines, and

   (d) The final details of any building design guidelines or restrictions of the Lot or Parent Parcel, and

   (e) The final details of any other material changes relating to the Lot.

Each condition, if so indicated if for the sole benefit of the party indicated. Unless each condition is waived or declared fulfilled be written notice given be the benefiting party on or before the date specified for each condition, this Contract will be terminated thereupon and the Deposit returnable in accordance with the Real Estate Services Act.

[JS] [CH]

[CH] [JS]

SCHEDULE "D"

ADDITIONAL TERMS

PURCHASER REPRESENTATIONS:

PTT ACKNOWLEDGEMENT: The Purchaser hereby acknowledges that the Property Transfer Tax of

- 1% on the first $200,000,
- 2% on the portion of the fair market value greater than $200,000 and up to and including $2,000,000,
- 3% on the portion of the fair market value greater than $2,000,000, and

GST: The Purchaser will be responsible to pay any GST in connection with this transaction

TITLE: The Purchaser(s) acknowledge that it is the Purchaser(s) responsibility to obtain legal advice regarding any encumbrances that will remain on title to the Lot after the Completion date. The Purchaser(s) are advised to obtain Title Insurance

VENDOR REPRESENTATIONS:

The Vendor agrees to allow reasonable access to the Purchaser, its Agents, inspectors and/or soil/engineers, appraisers to access the Lot in order to carry out such inspections, tests. Assessments, and appraisals, of the lands with reasonable notice.

INCLUDED ITEMS:

The Vendor will leave the following included as part of the Sale: The guard house building located on the Lot.

[JS] [CH]

[CH] [JS]

OFFER TO PURCHASE AMENDMENT & ADDENDUM

DATE: December 4th, 2018

RE: Proposed Lot 1: Parent Parcels 8877 & 8999 Jim Bailey Rd

Further to the Purchase Contract dated November 6th, 2018 made between 4224973 CANADA INC. as Vendor and 1185710 B.C. Ltd as Purchaser and covering the above mentioned property, the undersigned hereby agree as follows:

There shall be added to the Vendor's conditions in paragraph 6 of the Purchase Contract the following additional condition:

6(a) The Vendor being satisfied with the requirements of the subdivision from an Approving Officer and once those conditions are established and approved by the Vendor, then the Vendor must be satisfied with the costs of the subdivision on or before January 15th, 2019.

AND

Schedule C of the original Purchase Contract should be amended to read as follows:

The Purchase and Sale of the Lot includes the following terms and is subject to the following conditions:

1. Subject to the Purchaser(s) securing at her expense, a financing commitment for the purchase of the Lot on terms and conditions satisfactory to the Purchaser(s) on or before December 14th, 2018. This condition is for the sole benefit of the Purchaser(s).

2. Subject to the Purchaser(s) obtaining and approving Independent Legal Advice on the terms and conditions of this Offer to Purchase, and the condition of the Property's Title search, and the Purchasers lawyer advising the Purchaser on all Goods and Service Tax that may apply in this transaction on or before December 14th, 2018. This condition is for the sole benefit of the Purchaser(s).

3. Subject to the Purchaser(s) being satisfied in its sole discretion that it may occupy the Property and operate the Purchaser's intended business in keeping with the bylaws and regulations of the City of Kelowna on or before December 14th, 2018. This condition is for the sole benefit of the Purchaser(s).

4. The Vendor providing, and the Purchaser being satisfied with the following documents with respect to information that may adversely affect the use or value of the Property whether actual of potential, on or before December 14th, 2018:

   (a) All studies, tests, surveys, investigations, environmental reports and other information concerning the Parent Parcels and the Lot which are in the possession or control of the Vendor; and

INITIALS

VENDOR	PURCHASER
[signature]	

[CH] [JS]

(b) All covenants, rights of way and other instruments comprising the Permitted Encumbrances on or affecting the property which are in possession or available to the Vendor; and

(c) A current Phase 1 Environmental Report on the Parent Parcel and the Lot; and

(d) Site Plan with dimensions.

This condition is for the sole benefit of the Purchaser(s).

5. Subject to the Purchaser in its sole discretion obtaining and being satisfied with any other due diligence which it may have carried out with respect to the lot on or before December 14th, 2018.

6. Subject to the Purchaser in its sole discretion being satisfied with the results of any engineering and/or geo inspections of the Parent Parcel and the Lot on or before December 14th, 2018. The Vendor will allow access to the Purchaser, its Agents, inspectors and/or soil/engineers, appraisers to access the Lot in order to carry out such inspections, tests. Assessments, and appraisals, of the lands with reasonable notice. This condition is for the sole benefit of the Purchaser(s).

7. Subject to the Purchaser in its sole discretion being satisfied with the following documentation listed below with respect to information that may adversely affect the use or value of the Property, whether actual or potential, on or before the date that is the fourteenth calendar day from the Purchaser receiving all of the following documentation from the Vendor:

(a) The final subdivision plan, including the size, shape and location of the Lot, and

(b) The final grading plan of the Lot, and

(c) The final details of the services sizes and locations including, Sewer, Water, Storm, Hydro, Gas, telephone and internet lines, and

(d) The final details of any building design guidelines or restrictions of the Lot or Parent Parcel, and

(e) The final details of any other material changes relating to the Lot, and

(f) The final details of any building design guidelines or restrictions of the Lot or Parent Parcel.

This condition is for the sole benefit of the Purchaser.

Each condition, if so indicated if for the sole benefit of the party indicated. Unless each condition is waived or declared fulfilled be written notice given be the benefiting party on or before the date specified for each condition, this Contract will be terminated thereupon and the Deposit returnable in accordance with the Real Estate Services Act.

This Offer to Purchase Amendment & Addendum and any other writing delivered in connection with this Offer to Purchase Amendment & Addendum may be executed in any number of electronic counterparts and any party to this Offer to Purchase Amendment & Addendum may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Offer to Purchase Amendment & Addendum or such other writing, as the case may be, taken together will be deemed to be one and the same instrument. The execution of this Offer to Purchase Amendment & Addendum or any other writing by any party will not become effective until all counterparts, as the case may be, have been executed by all the parties to this Offer to Purchase Amendment & Addendum. A copy of this Offer to Purchase Amendment & Addendum delivered by facsimile or other electronic means and bearing a copy of the signature of a party to this Offer to Purchase Amendment & Addendum shall for all purposes be treated and accepted as an original copy thereof.

ALL OTHER TERMS AND CONDITIONS CONTAINED IN THE AGREEMENT OF PURCHASE AND SALE THAT ARE NOT AMENDED HEREIN REMAIN THE SAME AND IN FULL FORCE AND EFFECT. TIME SHALL REMAIN OF THE ESSENCE.

[CH] [JS]

4224973 CANADA INC. (VENDOR)

PER: ______________________ DATE: DEC. 6, 2018

1185710 B.C. Ltd. (PURCHASER)

PER: ______________________ DATE: ______________________

CH JS

OFFER TO PURCHASE AMENDMENT & ADDENDUM

DATE: December 4th, 2018

RE: Proposed Lot 1: Parent Parcels 8877 & 8999 Jim Bailey Rd

Further to the Purchase Contract dated November 6th, 2018 made between 4224973 CANADA INC. as Vendor and 1185710 B.C. Ltd as Purchaser and covering the above mentioned property, the undersigned hereby agree as follows:

There shall be added to the Vendor's conditions in paragraph 6 of the Purchase Contract the following additional condition:

6(a) The Vendor being satisfied with the requirements of the subdivision from an Approving Officer and once those conditions are established and approved by the Vendor , then the Vendor must be satisfied with the costs of the subdivision on or before January 15th, 2019.

AND

Schedule C of the original Purchase Contract should be amended to read as follows:

The Purchase and Sale of the Lot includes the following terms and is subject to the following conditions:

1. Subject to the Purchaser(s) securing at her expense, a financing commitment for the purchase of the Lot on terms and conditions satisfactory to the Purchaser(s) on or before December 14th, 2018. This condition is for the sole benefit of the Purchaser(s).

2. Subject to the Purchaser(s) obtaining and approving Independent Legal Advice on the terms and conditions of this Offer to Purchase, and the condition of the Property's Title search, and the Purchasers lawyer advising the Purchaser on all Goods and Service Tax that may apply in this transaction on or before December 14th, 2018. This condition is for the sole benefit of the Purchaser(s).

3. Subject to the Purchaser(s) being satisfied in its sole discretion that it may occupy the Property and operate the Purchaser's intended business in keeping with the bylaws and regulations of the City of Kelowna on or before December 14th, 2018. This condition is for the sole benefit of the Purchaser(s).

4. The Vendor providing, and the Purchaser being satisfied with the following documents with respect to information that may adversely affect the use or value of the Property whether actual of potential, on or before December 14th, 2018:

   (a) All studies, tests, surveys, investigations, environmental reports and other information concerning the Parent Parcels and the Lot which are in the possession or control of the Vendor; and

INITIALS

VENDOR	PURCHASER
	CH JS

CH JS

(b) All covenants, rights of way and other instruments comprising the Permitted Encumbrances on or affecting the property which are in possession or available to the Vendor; and

(c) A current Phase 1 Environmental Report on the Parent Parcel and the Lot; and

(d) Site Plan with dimensions.

This condition is for the sole benefit of the Purchaser(s).

5. Subject to the Purchaser in its sole discretion obtaining and being satisfied with any other due diligence which it may have carried out with respect to the lot on or before December 14th, 2018.

6. Subject to the Purchaser in its sole discretion being satisfied with the results of any engineering and/or geo inspections of the Parent Parcel and the Lot on or before December 14th, 2018. The Vendor will allow access to the Purchaser, its Agents, inspectors and/or soil/engineers, appraisers to access the Lot in order to carry out such inspections, tests. Assessments, and appraisals, of the lands with reasonable notice. This condition is for the sole benefit of the Purchaser(s).

7. Subject to the Purchaser in its sole discretion being satisfied with the following documentation listed below with respect to information that may adversely affect the use or value of the Property, whether actual or potential, on or before the date that is the fourteenth calendar day from the Purchaser receiving all of the following documentation from the Vendor:

(a) The final subdivision plan, including the size, shape and location of the Lot, and

(b) The final grading plan of the Lot, and

(c) The final details of the services sizes and locations including, Sewer, Water, Storm, Hydro, Gas, telephone and internet lines, and

(d) The final details of any building design guidelines or restrictions of the Lot or Parent Parcel, and

(e) The final details of any other material changes relating to the Lot, and

(f) The final details of any building design guidelines or restrictions of the Lot or Parent Parcel.

This condition is for the sole benefit of the Purchaser.

Each condition, if so indicated if for the sole benefit of the party indicated. Unless each condition is waived or declared fulfilled be written notice given be the benefiting party on or before the date specified for each condition, this Contract will be terminated thereupon and the Deposit returnable in accordance with the Real Estate Services Act.

This Offer to Purchase Amendment & Addendum and any other writing delivered in connection with this Offer to Purchase Amendment & Addendum may be executed in any number of electronic counterparts and any party to this Offer to Purchase Amendment & Addendum may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Offer to Purchase Amendment & Addendum or such other writing, as the case may be, taken together will be deemed to be one and the same instrument. The execution of this Offer to Purchase Amendment & Addendum or any other writing by any party will not become effective until all counterparts, as the case may be, have been executed by all the parties to this Offer to Purchase Amendment & Addendum. A copy of this Offer to Purchase Amendment & Addendum delivered by facsimile or other electronic means and bearing a copy of the signature of a party to this Offer to Purchase Amendment & Addendum shall for all purposes be treated and accepted as an original copy thereof.

CH

ALL OTHER TERMS AND CONDITIONS CONTAINED IN THE AGREEMENT OF PURCHASE AND SALE THAT ARE NOT AMENDED HEREIN REMAIN THE SAME AND IN FULL FORCE AND EFFECT. TIME SHALL REMAIN OF THE ESSENCE. JS

CH JS

4224973 CANADA INC. (VENDOR)

PER:____________________________ DATE:________________________

1185710 B.C. Ltd. (PURCHASER)

PER: Authenti… *Calum Hughes* 12/4/2018 2:42:00 PM EST Authenti… *John Saric* 12/4/2018 5:41:25 PM EST DATE: 12/04/2018

CH JS

OFFER TO PURCHASE AMENDMENT & REMOVAL OF SUBJECT CONDITIONS

DATE: December 13th, 2018

RE: Proposed Lot 1: Parent Parcels 8877 & 8999 Jim Bailey Rd

Further to the Purchase Contract dated November 6th, 2018 made between 4224973 CANADA INC. as Vendor and 1185710 B.C. Ltd as Purchaser and covering the above mentioned property, the undersigned hereby agree as follows:

The following condition should be amended to read as follows:

JS 6. ~~7.~~ [CH] [JS] Subject to the Vendor providing and the Purchaser in its sole discretion being satisfied with the results of any engineering and/or geo inspections of the Parent Parcel and the Lot on or before January 31st, 2019. The Vendor will allow access to the Purchaser, its Agents, Inspectors and/or soil/engineers, appraisers to access the Lot in order to carry out any further inspections, tests. Assessments, and appraisals, of the lands with reasonable notice. This condition is for the sole benefit of the Purchaser(s).

With Reference to the above the Subject To Clause(s) as noted below, is/are removed/waived:

1. Subject to the Purchaser(s) securing at her expense, a financing commitment for the purchase of the Lot on terms and conditions satisfactory to the Purchaser(s) on or before December 14th, 2018. This condition is for the sole benefit of the Purchaser(s).

2. Subject to the Purchaser(s) obtaining and approving Independent Legal Advice on the terms and conditions of this Offer to Purchase, and the condition of the Property's Title search, and the Purchasers lawyer advising the Purchaser on all Goods and Service Tax that may apply in this transaction on or before December 14th, 2018. This condition is for the sole benefit of the Purchaser(s).

3. Subject to the Purchaser(s) being satisfied in its sole discretion that it may occupy the Property and operate the Purchaser's intended business in keeping with the bylaws and regulations of the City of Kelowna on or before December 14th, 2018. This condition is for the sole benefit of the Purchaser(s).

4. The Vendor providing, and the Purchaser being satisfied with the following documents with respect to information that may adversely affect the use or value of the Property whether actual of potential, on or before December 14th, 2018:

   (a) All studies, tests, surveys, investigations, environmental reports and other information concerning the Parent Parcels and the Lot which are in the possession or control of the Vendor; and

   (b) All covenants, rights of way and other instruments comprising the Permitted Encumbrances on or affecting the property which are in possession or available to the Vendor; and

INITIALS

VENDOR	PURCHASER
	CH JS

[CH] [JS]

(c) A current Phase 1 Environmental Report on the Parent Parcel and the Lot; and

(d) Site Plan with dimensions.

This condition is for the sole benefit of the Purchaser(s).

5. Subject to the Purchaser in its sole discretion obtaining and being satisfied with any other due diligence which it may have carried out with respect to the lot on or before December 14th, 2018.

THE PARTIES AGREE THAT ADDITIONAL SUBJECT CLAUSE(S) REMAIN IN EFFECT ON THIS CONTRACT OF PURCHASE AND SALE.

ALL OTHER TERMS AND CONDITIONS CONTAINED IN THE AGREEMENT OF PURCHASE AND SALE THAT ARE NOT AMENDED HEREIN REMAIN THE SAME AND IN FULL FORCE AND EFFECT. TIME SHALL REMAIN OF THE ESSENCE.

4224973 CANADA INC. (VENDOR)

PER: [signature] DATE: DEC. 17, 2018

1185710 B.C. Ltd. (PURCHASER)

PER: Calum Hughes 12/14/2018 2:43:15 PM EST John Saric 12/14/2018 12:31:04 PM EST DATE: 12/14/2018

CH JS

Authentisign ID: 4C978DFD-469E-4E0F-8FEC-63FF93358E3A

OMREB

REMOVAL OF "SUBJECT TO CLAUSE" AND APPOINTMENT OF CONVEYANCER

ADDRESS OF PROPERTY: lot 1 of proposed 8999 Jim Bailey Rd. Road

P.I.D.: 1185710 (initial)

DATE OF CONTRACT: November 6, 2018

BUYER: ~~12185710~~ BC LTD.

SELLER: 4224973 CANADA INC.

A. REMOVAL, WAIVER OF "SUBJECT TO CLAUSE" — WITH REFERENCE TO THE ABOVE THE SUBJECT TO CLAUSE(S) AS NOTED BELOW, IS /ARE REMOVED/WAIVED. TIME SHALL REMAIN OF THE ESSENCE.

Further to the Offer to Purchase Amendment & Addendum dated December 4th, 2018, the Vendor hereby removes the following condition:

6 (a) The Vendor being satisfied with the requirements of the subdivision from an Approving Officer and once those conditions are are established and approved by the Vendor, then the Vendor must be satisfied with the costs of the subdivision on or before January 15th, 2019.

THE PARTIES AGREE THAT (PLEASE INITIAL APPROPRIATE SET OF BOXES)

☒ BUYER ☐ SELLER ☐ — ADDITIONAL SUBJECT CLAUSE(S) REMAIN IN EFFECT ON THIS CONTRACT OF PURCHASE AND SALE.

OR BUYER ☐ SELLER ☐ — ALL CONDITIONS HAVE BEEN REMOVED AND THIS CONTRACT IS NOW UNCONDITIONAL.

WITNESS TO BUYER(S) SIGNATURE — (BUYER)

DATE JAN 15, 2019 — (BUYER)

WITNESS TO SELLER(S) SIGNATURE — (SELLER) [signature]

DATE — (SELLER)

B. APPOINTMENT OF CONVEYANCER

THE BUYER HEREBY APPOINTS ____ OF ____
TO COMPLETE ALL NECESSARY LEGAL AND CONVEYANCING DOCUMENTS ON THEIR BEHALF.

WITNESS TO BUYER(S) SIGNATURE — (BUYER)

DATE — (BUYER)

THE SELLER HEREBY APPOINTS ____ OF ____
TO COMPLETE ALL NECESSARY LEGAL AND CONVEYANCING DOCUMENTS ON THEIR BEHALF.

WITNESS TO SELLER(S) SIGNATURE — (SELLER)

DATE — (SELLER)

CH JS

OFFER TO PURCHASE AMENDMENT

DATE: January 30th, 2019

RE: Proposed Lot 1: Parent Parcels 8877 & 8999 Jim Bailey Rd

Further to the Purchase Contract dated November 6th, 2018 made between 4224973 CANADA INC. as Vendor and 1185710 B.C. Ltd as Purchaser and covering the above mentioned property, the undersigned hereby agree as follows:

The following condition (#6) should be amended to read as follows:

6. Subject to the Vendor providing and the Purchaser in its sole discretion being satisfied with the results of any engineering and/or geo inspections of the Parent Parcel and the Lot on or before February 12th, 2019. The Vendor will allow access to the Purchaser, its Agents, inspectors and/or soil/engineers, appraisers to access the Lot in order to carry out any further inspections, tests. Assessments, and appraisals, of the lands with reasonable notice. This condition is for the sole benefit of the Purchaser(s).

ALL OTHER TERMS AND CONDITIONS CONTAINED IN THE AGREEMENT OF PURCHASE AND SALE THAT ARE NOT AMENDED HEREIN REMAIN THE SAME AND IN FULL FORCE AND EFFECT. TIME SHALL REMAIN OF THE ESSENCE.

4224973 CANADA INC. (VENDOR)

PER: [signature] DATE: JANUARY 30 2019

1185710 B.C. Ltd. (PURCHASER)

PER: Authentisign Calum Hughes 1/30/2019 3:01:01 PM EST Authentisign John Saric 1/30/2019 8:09:32 PM EST DATE: 01/30/2019

CH JS

REMOVAL OF SUBJECT CONDITIONS

DATE: February 12th, 2019

RE: Proposed Lot 1: Parent Parcels 8877 & 8999 Jim Bailey Rd

Further to the Purchase Contract dated November 6th, 2018 made between 4224973 CANADA INC. as Vendor and 1185710 B.C. Ltd as Purchaser and covering the above mentioned property, the undersigned hereby agree as follows:

With Reference to the above the Subject To Clause(s) as noted below, is/are removed/waived:

7. Subject to the Vendor providing and the Purchaser in its sole discretion being satisfied with the results of any engineering and/or geo inspections of the Parent Parcel and the Lot on or before February 12th , 2019. The Vendor will allow access to the Purchaser, its Agents, inspectors and/or soil/engineers, appraisers to access the Lot in order to carry out any further inspections, tests. Assessments, and appraisals, of the lands with reasonable notice. This condition is for the sole benefit of the Purchaser(s).

THE PARTIES AGREE THAT ADDITIONAL SUBJECT CLAUSE(S) REMAIN IN EFFECT ON THIS CONTRACT OF PURCHASE AND SALE.

ALL OTHER TERMS AND CONDITIONS CONTAINED IN THE AGREEMENT OF PURCHASE AND SALE THAT ARE NOT AMENDED HEREIN REMAIN THE SAME AND IN FULL FORCE AND EFFECT. TIME SHALL REMAIN OF THE ESSENCE.

4224973 CANADA INC. (VENDOR)

PER: [signature] DATE: FEB 12, 2019

1185710 B.C. Ltd. (PURCHASER)

PER: Authenti Calum Hughes 2/11/2019 1:17:37 PM EST Authenti John Saric DATE: 02/11/2019

[CH] [JS]

LOT 2

ASSIGNMENT OF CONTRACT OF PURCHASE AND SALE

1. PARTIES

ASSIGNOR: 1185710 B.C. Ltd		ASSIGNEE: AM (Advanced Micro) Biosciences, Inc.	
ADDRESS c/o Stefani Lea, Royal Lepage Kelowna		ADDRESS c/o 301 – 1665 Ellis Street	
#1 – 1890 Cooper Road, Kelowna, British Columbia		Kelowna, British Columbia	
	PC V1Y 8B7		PC V1Y 2B3

2. CONTRACT OF PURCHASE AND SALE (Contract)

DATED November 6, 2018	AMENDMENTS/ADDENDUM DATED December 4, 2018, December 13, 2018, January 15th, 2019, January 30th, 2019 & February 12th, 2019	UPGRADES ☐ Yes ☒ No	AMOUNT OF UPGRADES N/A
ORIGINAL PURCHASE PRICE $953,700.00		TOTAL OF DEPOSITS PAID TO DATE (the "Deposit") $10,000.00	
DEPOSITS HELD BY: Montgomery Miles & Stone Law Firm			
INTEREST ON DEPOSIT: N/A			
VENDOR'S CONSENT TO ASSIGNMENT REQUIRED ☒ Yes ☐ No		CONSENT TO BE OBTAINED BY (Date) May 15th, 2019	
VENDOR'S ASSIGNMENT FEE	NONE ☒ OR	____________________ + GST ☐	

3. VENDOR

NAME: 4224973 CANADA INC.

4. PROPERTY

Proposed Lot #2

PID: 024-779-768 Lot A Section 2 Township 20 ODYD Plan KAP66761 Except Plan KAP71932, civically described as8877 Jim Bailey Road, Kelowna, British Columbia V4V 2L7; and

PID: 024-666-921 Lot 4 Section 2 Township 20 ODYD Plan KAP 65805, civically described as 8999 Jim Bailey Road, Kelowna, British Columbia V4V 1S4

5. ASSIGNMENT

The Assignor hereby assigns to the Assignee as of the Effective Date (as defined in paragraph 5.3) all the Assignor's right and title in and to the Contract on the terms set out in this Assignment of Contract of Purchase and Sale, subject to the Vendor's Consent (as provided for in the Contract and pursuant to paragraph 5.2 hereof).

5.1 **ASSIGNMENT AMOUNT:** In consideration of the Assignor assigning the Contract to the Assignee, the Assignee agrees to pay the Assignor the sum of **$1.00 DOLLAR** (Assignment Amount) and reimburse the Assignor for ANY Deposits paid to date, on or before the Effective Date.

[CH] [JS]

5.2 **VENDOR'S CONSENT**: The Assignor shall be responsible for seeking the Vendor's written consent to the assignment of the Contract, as required under the terms of the Contract, on the Consent to Assignment of Contract of Purchase and Sale attached as **Appendix "B"** hereto. If such consent is not obtained by the date specified in paragraph 2, this Assignment Agreement shall be null and void.

5.3 **EFFECTIVE DATE**: This assignment shall be effective upon the date the Vendor consents in writing to the assignment.

5.4 **DEPOSIT ON PURCHASE PRICE**: The Assignor assigns as of the Effective Date, all of the Assignor's interest in the Deposit set out in paragraph 2, to the Assignee.

5.5 **ASSUMPTION AND INDEMNITY BY ASSIGNEE**: The Assignee covenants and agrees with the Assignor that it will observe and perform all of the obligations of the original purchaser under the Contract as if it had been originally named as the purchaser, and will indemnify and save harmless the Assignor from all actions, suits, costs, losses, damages, charges, and expenses incurred by the Assignor and arising out of any failure on the part of the Assignee to fully effect or perform the purchaser's obligation under the Contract.

5.6 **ASSIGNOR'S WARRANTY**: The Assignor represents and warrants to the Assignee that:

(a) the Contract, a true copy of which (including all amendments and schedules thereto) is attached as **Appendix "A"**, constitutes the entire agreement between the Vendor and the Assignor with respect to the Property and has not been modified or amended in anyway;

(b) the Contract is a good, valid, and subsisting contract of purchase and sale and to the best of the Assignor's knowledge, the Vendor does not have any defence, set-off, claim or counterclaims against the Assignor;

(c) all of the Assignor's obligations under the Contract have been and will to the Effective Date be duly observed and performed by the Assignor; and

(d) the Assignor has not previously assigned the Contract, and the Assignor now has absolute authority to assign the Contract, subject to obtaining the Vendor's consent.

5.7 **ASSIGNOR'S INDEMNITY**: The Assignor hereby agrees to indemnify and save harmless the Assignee against and from all actions, suits, costs, losses, damages, charges, and expenses incurred by the Assignee arising out of any breach or non-observance of any of the representations and warranties of the Assignor contained in this Assignment Agreement.

5.8 **ASSIGNOR'S ACKNOWLEDGEMENT**: The Assignor acknowledges that the provision of the Vendor's consent does not relieve the Assignor from the purchaser's obligations under the Contract in the event the Assignee is unable or fails to complete the Contract.

5.9 **PAYMENT**: The payment of the Deposit by the Assignee to the Assignor will be by certified cheque, bank draft or Lawyer's/Notary's trust cheque.

5.10 **TIME**: Time will be of the essence hereof, and unless the full balance of the Assignment Amount, plus applicable taxes if any, is paid on or before the date specified, the Assignor may, at the Assignor's option, terminate this Assignment Agreement, and, in such event, any amount paid by the Assignee will be absolutely forfeited to the Assignor in accordance with the Real Estate Services Act, on account of damages, without prejudice to the Assignor's other remedies.

5.11 **PLURAL**: In this Assignment Agreement, any reference to a party includes that party's heirs, executors, administrators, successors and permitted assigns; singular includes plural and masculine includes feminine. If the Assignee consists of more than one person, the liability of the Assignee will be joint and several.

5.12 **REPRESENTATIONS AND WARRANTIES**: There are no representations, warranties, guarantees, promises or agreements other than those set out in this Assignment Agreement.

5.13 **ACCEPTANCE IRREVOCABLE**: The Assignor and the Assignee specifically confirm that this Assignment Agreement is executed under seal. It is agreed and understood, that the Assignor's acceptance is irrevocable, including without limitation, during the period prior to the date specified for the Assignee or the Assignor, as the case may be, to either:

(a) fulfill or waive the terms and conditions herein contained, and/or

(i) exercise any option(s) herein contained; and/or

(ii) obtain the Vendor's consent.

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5.14 **THIS IS A LEGAL DOCUMENT. THE PARTIES ARE ADVISED TO OBTAIN THEIR OWN INDEPENDENT LEGAL ADVICE BEFORE SIGNING THIS ASSIGNMENT AGREEMENT. READ THIS ENTIRE DOCUMENT BEFORE YOU SIGN.**

5.15 **OFFER:** This offer, or counter-offer, will be open for acceptance until **5:00 PM** on **May 10, 2019** (unless withdrawn in writing with notification to the other party of such revocation prior to notification of its acceptance), and upon acceptance of the offer, or counter-offer, by accepting in writing and notifying the other party of such acceptance, there will be a binding Assignment Agreement on the terms and conditions set forth.

X ______ (WITNESS)	Authentisign *Calum Hughes* 5/9/2019 11:05:21 PM EDT (ASSIGNEE)	• SEAL	(PRINT NAME)
X ______ (WITNESS)	______ (ASSIGNEE)	• SEAL	(PRINT NAME)

5.16 **ACCEPTANCE:** The Assignor (a) hereby accepts the above offer and agrees to complete the assignment upon the terms and conditions set out above.

Assignor's acceptance is dated________________________, 20_____.

X ______ (WITNESS)	Authentisign *John Saric* 5/9/2019 12:07:07 PM EDT (ASSIGNOR)	• SEAL	(PRINT NAME)
X ______ (WITNESS)	Authentisign *Calum Hughes* 5/9/2019 12:05:22 PM EDT (ASSIGNOR)	• SEAL	(PRINT NAME)

APPENDIX "A"
Contract of Purchase and Sale
(including all Addendums and Schedules)

See page 7 onward to the end of the document.

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APPENDIX "B"
Vendor's Consent to Assignment of Contract of Purchase and Sale

Proposed Lot #2

PID: 024-779-768 Lot A Section 2 Township 20 ODYD Plan KAP66761 Except Plan KAP71932, civically described as8877 Jim Bailey Road, Kelowna, British Columbia V4V 2L7; and

PID: 024-666-921 Lot 4 Section 2 Township 20 ODYD Plan KAP 65805, civically described as 8999 Jim Bailey Road, Kelowna, British Columbia V4V 1S4

The **Vendor**, as defined in the Assignment of Contract of Purchase and Sale (the "Assignment Agreement") to which this Consent is attached, hereby consents to the assignment by the **Assignor** to the **Assignee**, of all of the **Assignor's** right, title, interest and obligations in the **Contract** in accordance with the Assignment Agreement as follows:

1. All of the words in bold type in this Consent, have the meanings set forth in the Assignment Agreement.
2. The **Assignee** hereby covenants and agrees with the **Vendor** that from and including the **Effective Date**, the **Assignee** will observe and perform all the **Assignor's** obligations under the **Contract**.
3. The **Assignee hereby:**
   (a) acknowledges receipt of a copy of the **Contract**;
   (b) assumes the rights, obligations and benefits of the **Assignor** pursuant to the **Contract** as of the **Effective Date**;
   (c) represents to the Vendor that the Assignment Agreement contains the entire agreement as between the parties and the information contained therein and its appendices is true and correct as of the **Effective Date**; and
   (d) covenants and agrees with the **Vendor** to observe and perform all of the obligations of the **Assignor** under the **Contract** as of the **Effective Date**.
4. The **Assignor** herby:
   (a) acknowledges and agrees that neither this Consent, nor the payment of any money or performance of any of the **Assignor's** covenants under the **Contract** by the **Assignee** shall waive or modify in any respect the rights of the **Vendor** under the **Contract** or relieve the **Assignor** from performing any of the **Assignor's** obligations under the **Contract** and notwithstanding this Consent, the **Assignor** will remain fully liable under the **Contract** and bound to the **Vendor** for the fulfillment of the obligations contained in the **Contract**; and
   (b) represents to the Vendor that the Assignment Agreement contains the entire agreement as between the parties and the information contained therein and its appendices is true and correct as of the **Effective Date**.
5. If the **Assignee** consists of more than one person, the liability will be joint and several.
6. This Consent will not be deemed to be a consent or waiver of the requirement for the **Vendor's** consent to any assignment by the **Assignee** or to any further or other assignment under the **Contract**. In giving its consent to this assignment, the **Vendor** is relying on the information and representations and warranties of the Assignor and Assignee contained in the Assignment Agreement and this Consent.
7. Any notice required to be given by the **Vendor** in connection with this **Consent** will be given to the parties at their respective addresses set out on Page 1 of the Assignment Agreement or to such other address as any of the parties may designate in writing.
8. The parties in all other respects hereby confirm that the **Contract** is in full force and effect, unchanged and unmodified (except as noted in the Assignment Agreement) and that the provisions of the **Contract** will survive the execution and delivery of the Assignment Agreement.
9. This **Consent** may be executed in several counterparts, each of which so executed will be deemed to be an original and which will together constitute one and the same consent.

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10. The Assignor and Assignee jointly and severally indemnify and save harmless the Vendor from all actions, suits, costs, losses, damages, charges, and expenses incurred by the Vendor and arising out of any failure on the part of the Assignor or Assignee to properly disclose the information and agreement between the Assignor and Assignee under the Assignment Agreement, and the appendices thereto.

Executed by the Assignor on 05/04/2019, 20____.

X ____________________ (WITNESS) — Authentisign John Saric (ASSIGNOR) 5/4/2019 12:07:12 PM EDT — *SEAL (PRINT NAME)

X ____________________ (WITNESS) — Authentisign Calum Hughes (ASSIGNOR) 5/3/2019 11:05:26 PM EDT — *SEAL (PRINT NAME)

Executed by the Assignee on 05/03/2019, 20____.

X ____________________ (WITNESS) — Authentisign Calum Hughes (ASSIGNOR) 5/3/2019 11:05:27 PM EDT — *SEAL (PRINT NAME)

X ____________________ (WITNESS) — ____________________ (ASSIGNOR) — *SEAL (PRINT NAME)

The Vendor hereby consents to the assignment of the Contract as provided in the attached Assignment Agreement.

Executed by the Vendor on MAY 8, 2019.

4224973 CANADA INC.

Per: ____________________
Authorized Signatory

PURCHASE CONTRACT

THIS AGREEMENT made as of the 6th day of November, 2018.

BETWEEN:

4224973 CANADA INC. (Inc. No. 422497)
1500 – 1040 West Georgia Street
Vancouver, BC V6E 4H8

(the "**Vendor**")

AND:

1185710 B.C. Ltd.
c/o Stefani Lea, Royal Lepage Kelowna
#1– 1890 Cooper Road, Kelowna, BC V1Y 8B7

(the "**Purchaser**")

WHEREAS:

A. The Vendor is the owner of the following properties:

PID: 024-779-768, Lot A Section 2 Township 20 ODYD Plan KAP66761 except Plan KAP71932, civically described as 8877 Jim Bailey Road, Kelowna, BC V4V 2L7; and

PID: 024-666-921, Lot 4 Section 2 Township 20 ODYD Plan KAP 65805, civically described as 8999 Jim Bailey Road, Kelowna, BC V4V 1S4,

(the "**Parent Parcels**");

B. The Vendor is in the process of subdividing the Parent Parcels into lots as shown on the proposed subdivision plan attached hereto as **Schedule "A"** and upon the subdivision being registered at the Land Title Office, intends to sell the said lots;

C. The Vendor has agreed to sell and the Purchaser has agreed to purchase the lot shown as Lot # 2 (the "**Lot**") on **Schedule "A"**, on the terms and conditions set out in this Agreement.

NOW THEREFORE, in consideration of the premises and the covenants, warranties and representations herein set forth, the parties agree as follows:

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1. Purchase and Sale

1.1 The Lot

The Purchaser agrees to purchase and the Vendor agrees to sell the Lot free and clear of all liens, charges, and encumbrances, except for the Permitted Encumbrances, as shown on **Schedule "B"**, attached hereto this Agreement.

1.2 The Purchase Price

The Purchase Price payable by the Purchaser to the Vendor for the Lot shall be the sum of $ 953,700.00 _______________ plus applicable GST.

1.3 Payment of the Purchase Price

Subject to the adjustments described in this Agreement, the Purchase Price shall be payable by the Purchaser as follows:

(1) as to $ 10,000.00 _______________ by payment of a deposit (the "**Deposit**") by cheque payable to the Vendor's lawyers, Montgomery Miles & Stone Law Firm, in Trust, within 72 hours of acceptance of this agreement. The Deposit and other monies received from the Purchaser will be held in trust in a manner required by the *Real Estate Services Act* until such time as instrument evidencing the interest of the Purchaser in the Property has been filed for registration in the Land Title Office.

(2) by payment of the balance by lawyer's trust cheque on the Closing Date.

1.4 Application of Deposit

The Deposit will be:

(1) paid to the Vendor:

(a) on the Closing Date on account of the Purchase Price, if the Vendor and the Purchaser complete the sale and purchase of the Lot on the Closing Date; or

(b) if the Purchaser is in default under this Agreement, unless such default is waived in writing by the Vendor, the Deposit to the Vendor will be absolutely forfeited to the Vendor as liquidated damages; or

(2) paid to the Purchaser:

(a) if the conditions precedent set out in **Schedule "C"**, (the "**Purchaser's Conditions**") are not satisfied or waived; or

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(b) if the Vendor is in default of its obligation to complete the sale of the Lot hereunder, unless such default is waived in writing by the Purchaser and the Purchaser has elected to complete the purchase of the Lot.

1.5 Adjustments

All adjustments with respect to taxes, and all other items normally adjusted between a vendor and purchaser on the sale of similar lot shall be made with respect to the Lot to and including the Closing Date.

2. Representations and Warranties

2.1 Vendor's Representations and Warranties

The Vendor represents and warrants to the Purchaser, with the intent that the Purchaser shall rely on them in entering into this Agreement and in concluding the purchase and sale contemplated in this Agreement, that as of the date of the Agreement (unless otherwise specified) and the Closing Date (unless this Agreement is earlier terminated):

(1) Subdivision of the Parent Parcels

(a) The Vendor will proceed with due diligence to obtain all necessary approvals and the registration of the aforementioned subdivision at the Land Title Office.

(2) Status of the Vendor

(a) the Vendor is a corporation duly incorporated and existing under the laws of British Columbia, has the power and authority to enter into this Agreement and to carry out the transactions contemplated by this Agreement, all of which have been duly and validly authorized by all requisite proceedings and that this Agreement constitutes a legal, valid, and binding obligation of the Vendor in accordance with its terms;

(b) the Vendor is the registered and beneficial owner of the Lot;

(c) the Vendor is resident in Canada within the meaning of the *Income Tax Act* (Canada).

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3. Closing Procedure

3.1 The Closing

The closing of the purchase and sale of the Lot will be on May 31th, 2019 (the "**Closing Date**").

Upon the payment of the Purchase Price, the Purchaser will be entitled to possession of the Lot.

3.2 Delivery of the Closing Documents

The sale and purchase of the Lot will be completed in the following manner and sequence:

(1) On or before the Completion Date, the Purchaser will pay to the Purchaser's lawyers in trust the amount provided for in subparagraph 1.3 of this Agreement, less the amount to be advanced to the Purchaser on the Completion Date under any mortgage financing arranged by the Purchaser; and

(2) Not less than five (5) business days (excluding Saturdays, Sundays and statutory holidays) prior to the Completion Date, the Purchaser will deliver to the Vendor for execution:

(a) a Form A Freehold Transfer, conveying the Lot to the Purchaser (the "**Transfer**");

(b) a Vendor's Statement of Adjustments;

(c) such further deeds, acts, things, certificates and assurances as may be requisite in the reasonable opinion of the Purchaser's lawyers and the Vendor's lawyers for more perfectly and absolutely assigning, transferring, conveying and assuring to and vesting in the Purchaser, title to the Lot, free and clear of any lien, charge, encumbrance or legal notation other than the Permitted Encumbrances as contemplated herein;

(3) Prior to the Completion Date, the Vendor or its lawyers will return to the Purchaser's lawyers all of the documents described above, duly executed by the Vendor (in registrable form, if required); and

(4) All documents referred to in subparagraph 3.2(2) will be in a form reasonably satisfactory to the Purchaser and the Vendor and, where applicable, in a form suitable for registration in the appropriate offices of public record. The Vendor and the Purchaser will each deliver to or cause to be delivered to the other all such further documents and assurances as may be reasonably required to give full effect to the intent and meaning hereof.

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3.3 Closing Procedure

(1) Forthwith following the payment to the Purchaser's lawyers in trust of the amount required as provided in subparagraph 1.3 and after receipt by the Purchaser's lawyers of the documents and items referred to in subparagraph 3.2(2), the Purchaser will cause the Purchaser's lawyers to file the Transfer in the appropriate Land Title Office on the Completion Date concurrently with any security documents applicable to any mortgage financing arranged by the Purchaser in connection with the purchase of the Lot.

(2) Forthwith following the filing referred to above and upon the Purchaser's lawyers being satisfied as to the Purchaser's pending title to the Lot after conducting a post filing registration check of the property index disclosing only the following:

(a) the existing title number(s) to the Property;

(b) the Permitted Encumbrances;

(c) pending number assigned to the Transfer;

(d) any charges against the Purchaser or the Purchaser's interest in the Lot; and

(e) any charges with respect to which the Vendor's lawyers have extended satisfactory undertakings regarding the discharge and release of the same,

the Purchaser will cause the Purchaser's lawyers, forthwith to deliver to the Vendor's lawyers and a trust cheque for the balance due to the Vendor pursuant to this Agreement and to instruct the Vendor's lawyers to release the Deposit to the Vendor or the Vendor's lawyers.

(3) If the Purchaser is intending to complete the purchase of the Lot using borrowed funds secured in respect of the Purchaser's acquired interest in the Lot, then the Purchaser's lawyers will undertake to the Vendor's lawyers only to proceed with the registration of the Transfer if:

(a) the funds referred to in subparagraph 1.3 have been paid into the Purchaser's lawyers' trust account;

(b) all preconditions to the funding of the new mortgage save for registration of the same have been met;

(c) the aggregate of the funds on deposit in the Purchaser's lawyers' trust account together with the anticipated proceeds of the new mortgage are

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sufficient to enable the Purchaser's lawyers to pay the amounts required to be paid on the Completion Date; and

(d) upon acceptance of the Transfer and the new mortgage for the registration process and completion of a satisfactory post filing registration check of the property index as described above, the Purchaser's lawyers will immediately requisition the mortgage proceeds and upon receipt of the same will pay out the amounts due on completion as set out in the statement of adjustments.

(4) If the Lot is subjected to an existing financial charge and the Vendor desires to obtain a discharge of the same by application of some or all of the amounts payable pursuant hereto, then:

(a) the Vendor will not be required to obtain or register a discharge of the same until receipt of the balance payable to the Vendor on the Completion Date;

(b) the balance payable to the Vendor on the Completion Date will be directed to be paid to the Vendor's lawyers "in trust"; and

(c) the Vendor's lawyers will undertake that upon receipt of the balance payable to the Vendor, they will pay sufficient of such funds to obtain a discharge of, and will obtain and register a discharge of, such financial charge within a reasonable period of time after the Completion Date.

4. Fees and Expenses

(1) All documents as are necessary to complete the sale and purchase of the Lot, including the Transfer, will be prepared at the expense of, and registered at the expense of, the Purchaser, and all documents required to clear title to the Lot will be prepared and registered by and at the expense of the Vendor. The Purchaser will pay the expense of registering the Transfer and any property transfer tax due in respect of the transfer of the Lot to the Purchaser.

(2) The Vendor agrees that it will be responsible for commission's payable to the Agent in respect of this transaction.

5. Purchaser's Conditions

(1) The obligation of the Purchaser to complete the purchase of the Lot on the Closing Date is expressly subject to and conditional upon the Purchaser's Conditions being satisfied by the dates specified in Schedule C (the "**Subject Removal Date**").

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(2) The Purchaser's Conditions are for the sole benefit of the Purchaser and may be unilaterally waived in writing in whole or in part by the Purchaser at any time up to and including the Subject Removal Date.

(3) If all of the Purchaser's Conditions are not fulfilled by the Subject Removal Date, this Agreement will be null and void. In such event, the Vendor's lawyer is hereby irrevocably directed by the Vendor and the Purchaser to repay the Deposit in full, as set out in subparagraph 1.4(2)(a) to the Purchaser without deduction upon receipt of a request from the Purchaser in writing together with the return of the Vendor's documents set out in subparagraph 3.2(2) aforesaid together with copies of all environmental reports, engineering reports and all other reports received by the Purchaser relating to the Lot. Thereafter neither party will have any further obligations to the other with respect to the subject matter of this Agreement, except for the obligation of the Purchaser to maintain the confidentiality of all disclosed documents and instruments delivered to it.

6. Vendor's Conditions

The obligation of the Vendor to complete the sale of the Lot on the Completion Date is expressly subject to and conditional upon the following conditions (the "**Vendor's Conditions**") being satisfied or waived in writing not later than 5:00 PM on or before <u>May 15th, 2019</u> namely:

> The Subdivision Plan being given final registration at the Land Title office, (if applicable). In the event that such final registration has not then occurred but the Vendor, acting reasonably, expects it to occur, then the Vendor may, by notice in writing to the Purchaser, extend the date for fulfillment of this condition on not more than two (2) occasions for up to ninety (90) days each. In the event of such an extension then the Closing Date (including possession and adjustment dates) will also be extended accordingly. If the Completion Date has not occurred by <u>July 31, 2019</u> then the Purchaser may cancel this Agreement and the Deposit, without interest, will be returned to the Purchaser unless the parties agree in writing to further extend the Completion Date. If the Vendor is delayed from completing construction of the Lot as a result of any event or circumstance whatsoever beyond the reasonable control of the Vendor, then such outside date for completion will be extended for a period equivalent to such period of delay.

7. Miscellaneous

7.1 Time

Time shall be of the essence hereof.

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7.2 Further Assurances

Each of the parties shall, at the expense of the other party, execute and deliver all such further documents and do such further acts and things as the other party may reasonably request from time to time to give full effect to this Agreement.

7.3 Assignment

The Purchaser shall not have the right to assign all or any of its right, title, or interest in this Agreement without the prior written consent of the Vendor, provided no assignment shall operate to release the Purchaser from its obligations under this Agreement and the Vendor is entitled to any increase in the Purchase Price resulting from an assignment. The Purchaser may assign all or any of its right, title, or interest in the Agreement in which the Purchaser or the majority of the Purchaser's shareholders are the legal and beneficial owners of the majority of the voting shares of the assignee company.

7.4 Goods and Services Tax

The Purchase Price does not include federal Goods and Services Tax ("GST"). On the Closing Date, the Purchaser will pay to the Vendor, as agent for Her Majesty the Queen in right of Canada, in addition to the Purchase Price, the amount of GST eligible in respect of the transactions contemplated in this Agreement or, if the Purchaser is registered for GST purposes on the Closing Date, the Purchaser may self-assess the GST and account directly to the Canada Customs and Revenue Agency therefor, if the Purchaser provides the Vendor with a certificate signed by an officer of the Purchaser confirming the Purchaser's registration number and the Purchaser's registered status.

7.5 Notices

Any notices, requests or demands which may or are required to be given or made hereunder will be in writing and served personally to the addresses set out in the first page, provided that either party may change its address by written notice to the other and in such event, this paragraph will be deemed to be amended accordingly.

7.6 Governing Law

This Agreement will be construed according to and governed by the laws of the Province of British Columbia, Canada.

7.7 Binding Effect

This Agreement shall enure to the benefit of and be binding upon the parties, their respective heirs, executors, administrators, and other legal representatives and, to the extent permitted in this Agreement, their respective successors and assigns.

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7.8 Entire Agreement

This Agreement constitutes the entire agreement between the parties with respect to the subject matter of the Agreement and contains all of the representations, warranties, covenants and agreements of the respective parties, and may not be amended or modified except by an instrument in writing executed by all parties. This Agreement supersedes all prior agreements, memoranda, and negotiations between the parties.

7.9 Agency

The Vendor acknowledges having received, read and understood Real Estate Council of British Columbia REBC Form entitled "Disclosure of Representation in Trading Services" and hereby confirms that the Vendor has an agency relationship with Rob Archibald (Designated Agent/Licensee) who is licensed under Royal Lepage Kelowna (Brokerage).

The Purchaser acknowledges having received, read and understood Real Estate Council of British Columbia REBC Form entitled "Disclosure of Representation in Trading Services" and hereby confirms that the Purchaser has an agency relationship with Stefani Lea (Designated Agent/Licensee) who is licensed under Royal Lepage Kelowna (Brokerage).

8. Offer

This Agreement is open for acceptance by the Vendor, in the manner indicated below, until but not after 5:00 p.m. Kelowna local time on the ~~9th~~ 21 day of November, 2018 and if not accepted on or before such time and date will be absolutely null and void. This Agreement may be accepted by the Vendor

executing this Agreement and returning same to the Purchaser, and when accepted, will constitute a binding agreement of sale and purchase of the Lot

IN WITNESS WHEREOF the parties have executed this Agreement.

SIGNED, SEALED & DELIVERED
in the presence of:

Signature

Print Name

Address

Occupation

4224973 CANADA INC.

Per: [signature]
Authorized Signatory

SIGNED, SEALED & DELIVERED
in the presence of:

Authentisign *John Saric* Authentisign *Calum Hughes*
11/7/2018 11:54:50 AM EST

Signature

John Saric & Calum Hughes
Print Name

Address

Occupation

118570 BC Ltd.

Authentisign *John Saric* 11/20/2018 9:34:14 PM EST
Authentisign *Calum Hughes* 11/21/2018 3:32:05 PM EST

CH JS

Schedule 'A'

Industrial Subdivision

10 Min. from Kelowna International Airport

LEGAL DESCRIPTION (pending subdivision final)

8877 – Lot: A Plan: KAP66761, Sec: 2, Twsp: 20, LD: 41 ODYD
PID: 024-779-768

8899 – Lot: 4, Plan: KAP65805, Sec: 2, Twsp: 20, LD: 41 ODYD
PID: 024-666-921

PROPERTY DETAILS

Lot 1 - 1.163 acres / 4707m2

Lot 2 - 1.122 acres / 4541m2

Lot 3 - 3.974 acres / 16084m2

Lot 4 - 2.144 acres / 8680m2

Lot 5 - 1.999 acres / 8092m2

Lot 6 - 1.989 acres / 8050m2

Lot 7 - 1.984 acres / 8031m2

Lot 8 - 1.982 acres / 8022m2



KEY FEATURES

- Zoned I2 General Industrial and I3, Heavy Industrial, City of Kelowna, BC
- Excellent Industrial Lot options
- Paved, two lane road to the property with supplemental rear access roads, providing several access points
- Cul-de-sac access to lots 2, 3, 4 & 5
- Sewer at property line
- Neighbouring businesses include UPS, ATS Retail Solutions and Sysco Foods, boat company and multiple fabricators
- 850m from Highway 97 and less than 3km to Winfield and less than 12km to Kelowna

OFFER

Purchase price. $850,000/ acre
Option for lot combination purchase

Build to Suite Lease option

For details or viewing of the subject, contact

All information and data presented here is deemed accurate but not guaranteed. Buyer to verify if important. E&O applies.

ROB A. ARCHIBALD
250 717 6688
RobArchibald@shaw.ca

COMMERCIAL KelownaCommercial.ca

Royal LePage Kelowna
Brokerage
Independently Owned & Operated
ROYAL LEPAGE
1-1060 Cooper Road Kelowna, BC V1Y 9N7

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SCHEDULE "B"

PERMITTED ENCUMBRANCES

The Lot is subject to the following Permitted Encumbrances:

1. Statutory Right of Way KH114936, KP12282, and KW183627 Covenant KN113683 and KN113684, KN113685, KN113686, Easement KP1955, KP48595, KT109470, and KP1954;

2. The subsisting exceptions or reservations or other rights contained or reserved to the Crown in the original grant from the Crown;

3. All non-financial encumbrances registered on the title to the Lot as at the date of this Agreement and if the Subdivision has not been finalized as at the date of this Agreement, then the Permitted Encumbrances will also include all non-financial encumbrances required by the approving officer as a condition of approving the Subdivision.

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SCHEDULE "C"

PURCHASER'S CONDITIONS

The Purchase and Sale of the Lot includes the following terms and is subject to the following conditions:

1. Subject to the Purchaser(s) securing at her expense, a financing commitment for the purchase of the Lot on terms and conditions satisfactory to the Purchaser(s) on or before December 7th, 2018. This condition is for the sole benefit of the Purchaser(s).

2. Subject to the Purchaser(s) obtaining and approving Independent Legal Advice on the terms and conditions of this Offer to Purchase, and the condition of the Property's Title search, and the Purchasers lawyer advising the Purchaser on all Goods and Service Tax that may apply in this transaction on or before December 7th, 2018. This condition is for the sole benefit of the Purchaser(s).

3. Subject to the Purchaser(s) being satisfied in its sole discretion that it may occupy the Property and operate the Purchaser's intended business in keeping with the bylaws and regulations of the City of Kelowna on or before December 7th, 2018. This condition is for the sole benefit of the Purchaser(s).

4. The Vendor providing, and the Purchaser being satisfied with the following documents with respect to information that may adversely affect the use or value of the Property whether actual of potential, on or before December 7th, 2018:

   (a) All studies, tests, surveys, investigations, environmental reports and other information concerning the Parent Parcels and the Lot which are in the possession or control of the Vendor; and

   (b) All covenants, rights of way and other instruments comprising the Permitted Encumbrances on or affecting the property which are in possession or available to the Vendor; and

   (c) A current Phase 1 Environmental Report on the Parent Parcel and the Lot; and

   (d) Site Plan with dimensions.

   This condition is for the sole benefit of the Purchaser(s).

5. Subject to the Purchaser in its sole discretion obtaining and being satisfied with any other due diligence which it may have carried out with respect to the lot on or before December 7th, 2018.

6. Subject to the Purchaser in its sole discretion being satisfied with the results of any engineering and/or geo inspections of the Parent Parcel and the Lot on or before December 7th, 2018. The Vendor will allow access to the Purchaser, its Agents, inspectors and/or soil/engineers, appraisers to access the Lot in order to carry out such inspections, tests. Assessments, and appraisals, of the lands with reasonable notice. This condition is for the sole benefit of the Purchaser(s).

7. The Vendor providing, and the Purchaser in its sole discretion being satisfied with the following documents with respect to information that may adversely affect the use or value of the Property whether actual of potential, within fourteen calendar days of receiving these official documents:

   (a) The final subdivision plan, including the size, shape and location of the Lot, and

   (b) The final grading plan of the Lot, and

   (c) The final details of the services sizes and locations including, Sewer, Water, Storm, Hydro, Gas, telephone and internet lines, and

   (d) The final details of any building design guidelines or restrictions of the Lot or Parent Parcel, and

   (e) The final details of any other material changes relating to the Lot.

Each condition, if so indicated if for the sole benefit of the party indicated. Unless each condition is waived or declared fulfilled be written notice given be the benefiting party on or before the date specified for each condition, this Contract will be terminated thereupon and the Deposit returnable in accordance with the Real Estate Services Act.

[JS] [CH]

[CH] [JS]

SCHEDULE "D"

ADDITIONAL TERMS

PURCHASER REPRESENTATIONS:

PTT ACKNOWLEDGEMENT: The Purchaser hereby acknowledges that the Property Transfer Tax of

- 1% on the first $200,000,
- 2% on the portion of the fair market value greater than $200,000 and up to and including $2,000,000,
- 3% on the portion of the fair market value greater than $2,000,000, and

GST: The Purchaser will be responsible to pay any GST in connection with this transaction

TITLE: The Purchaser(s) acknowledge that it is the Purchaser(s) responsibility to obtain legal advice regarding any encumbrances that will remain on title to the Lot after the Completion date. The Purchaser(s) are advised to obtain Title Insurance

VENDOR REPRESENTATIONS:

The Vendor agrees to allow reasonable access to the Purchaser, its Agents, inspectors and/or soil/engineers, appraisers to access the Lot in order to carry out such inspections, tests. Assessments, and appraisals, of the lands with reasonable notice.

[JS] [CH]

[CH] [JS]

OFFER TO PURCHASE AMENDMENT
& ADDENDUM

DATE: December 4th, 2018

RE: Proposed Lot 2: Parent Parcels 8877 & 8999 Jim Bailey Rd

Further to the Purchase Contract dated November 6th, 2018 made between 4224973 CANADA INC. as Vendor and 1185710 B.C. Ltd as Purchaser and covering the above mentioned property, the undersigned hereby agree as follows:

There shall be added to the Vendor's conditions in paragraph 6 of the Purchase Contract the following additional condition:

6(a) The Vendor being satisfied with the requirements of the subdivision from an Approving Officer and once those conditions are established and approved by the Vendor , then the Vendor must be satisfied with the costs of the subdivision on or before January 15th, 2019.

AND

Schedule C of the original Purchase Contract should be amended to read as follows:

The Purchase and Sale of the Lot includes the following terms and is subject to the following conditions:

1. Subject to the Purchaser(s) securing at her expense, a financing commitment for the purchase of the Lot on terms and conditions satisfactory to the Purchaser(s) on or before <u>December 14th, 2018.</u> This condition is for the sole benefit of the Purchaser(s).

2. Subject to the Purchaser(s) obtaining and approving Independent Legal Advice on the terms and conditions of this Offer to Purchase, and the condition of the Property's Title search, and the Purchasers lawyer advising the Purchaser on all Goods and Service Tax that may apply in this transaction on or before <u>December 14th, 2018.</u> This condition is for the sole benefit of the Purchaser(s).

CH

3. Subject to the Purchaser(s) being satisfied in its sole discretion that it may occupy the Property and operate the Purchaser's intended business in keeping with the bylaws and regulations of the City of Kelowna on or before <u>December 14th, 2018.</u> This condition is for the sole benefit of the Purchaser(s).

4. The Vendor providing, and the Purchaser being satisfied with the following documents with respect to information that may adversely affect the use or value of the Property whether actual of potential, on or before <u>December 14th, 2018</u>:

   (a) All studies, tests, surveys, investigations, environmental reports and other information concerning the Parent Parcels and the Lot which are in the possession or control of the Vendor; and

INITIALS

VENDOR	PURCHASER
	CH JS

CH JS

(b) All covenants, rights of way and other instruments comprising the Permitted Encumbrances on or affecting the property which are in possession or available to the Vendor; and

(c) A current Phase 1 Environmental Report on the Parent Parcel and the Lot; and

(d) Site Plan with dimensions.

This condition is for the sole benefit of the Purchaser(s).

5. Subject to the Purchaser in its sole discretion obtaining and being satisfied with any other due diligence which it may have carried out with respect to the lot on or before <u>December 14th, 2018</u>.

6. Subject to the Purchaser in its sole discretion being satisfied with the results of any engineering and/or geo inspections of the Parent Parcel and the Lot on or before <u>December 14th, 2018</u>. The Vendor will allow access to the Purchaser, its Agents, inspectors and/or soil/engineers, appraisers to access the Lot in order to carry out such inspections, tests. Assessments, and appraisals, of the lands with reasonable notice. This condition is for the sole benefit of the Purchaser(s).

7. Subject to the Purchaser in its sole discretion being satisfied with the following documentation listed below with respect to information that may adversely affect the use or value of the Property, whether actual or potential, on or before the date that is the fourteenth calendar day from the Purchaser receiving all of the following documentation from the Vendor:

(a) The final subdivision plan, including the size, shape and location of the Lot, and

(b) The final grading plan of the Lot, and

(c) The final details of the services sizes and locations including, Sewer, Water, Storm, Hydro, Gas, telephone and internet lines, and

(d) The final details of any building design guidelines or restrictions of the Lot or Parent Parcel, and

(e) The final details of any other material changes relating to the Lot, and

(f) The final details of any building design guidelines or restrictions of the Lot or Parent Parcel.

This condition is for the sole benefit of the Purchaser.

Each condition, if so indicated if for the sole benefit of the party indicated. Unless each condition is waived or declared fulfilled be written notice given be the benefiting party on or before the date specified for each condition, this Contract will be terminated thereupon and the Deposit returnable in accordance with the Real Estate Services Act.

This Offer to Purchase Amendment & Addendum and any other writing delivered in connection with this Offer to Purchase Amendment & Addendum may be executed in any number of electronic counterparts and any party to this Offer to Purchase Amendment & Addendum may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Offer to Purchase Amendment & Addendum or such other writing, as the case may be, taken together will be deemed to be one and the same instrument. The execution of this Offer to Purchase Amendment & Addendum or any other writing by any party will not become effective until all counterparts, as the case may be, have been executed by all the parties to this Offer to Purchase Amendment & Addendum. A copy of this Offer to Purchase Amendment & Addendum delivered by facsimile or other electronic means and bearing a copy of the signature of a party to this Offer to Purchase Amendment & Addendum shall for all purposes be treated and accepted as an original copy thereof. [JS]

ALL OTHER TERMS AND CONDITIONS CONTAINED IN THE AGREEMENT OF PURCHASE AND SALE THAT ARE NOT AMENDED HEREIN REMAIN THE SAME AND IN FULL FORCE AND EFFECT. TIME SHALL REMAIN OF THE ESSENCE. [CH]

[CH] [JS]

Authentisign ID: DC378451-EC71-487C-837E-21DCC3A3C785
Authentisign ID: [illegible]

4224973 CANADA INC. (VENDOR)

PER:______________________________ DATE:________________________

1185710 B.C. Ltd. (PURCHASER)

PER: Authentisign *Calum Hughes* 12/4/2018 6:12:01 PM EST Authentisign *John Saric* 12/4/2018 6:01:46 PM EST DATE: 12/04/2018

CH JS

OFFER TO PURCHASE AMENDMENT & ADDENDUM

DATE: December 4th, 2018

RE: Proposed Lot 2: Parent Parcels 8877 & 8999 Jim Bailey Rd

Further to the Purchase Contract dated November 6th, 2018 made between 4224973 CANADA INC. as Vendor and 1185710 B.C. Ltd as Purchaser and covering the above mentioned property, the undersigned hereby agree as follows:

There shall be added to the Vendor's conditions in paragraph 6 of the Purchase Contract the following additional condition:

6(a) The Vendor being satisfied with the requirements of the subdivision from an Approving Officer and once those conditions are established and approved by the Vendor, then the Vendor must be satisfied with the costs of the subdivision on or before January 15th, 2019.

AND

Schedule C of the original Purchase Contract should be amended to read as follows:

The Purchase and Sale of the Lot includes the following terms and is subject to the following conditions:

1. Subject to the Purchaser(s) securing at her expense, a financing commitment for the purchase of the Lot on terms and conditions satisfactory to the Purchaser(s) on or before December 14th, 2018. This condition is for the sole benefit of the Purchaser(s).

2. Subject to the Purchaser(s) obtaining and approving Independent Legal Advice on the terms and conditions of this Offer to Purchase, and the condition of the Property's Title search, and the Purchasers lawyer advising the Purchaser on all Goods and Service Tax that may apply in this transaction on or before December 14th, 2018. This condition is for the sole benefit of the Purchaser(s).

3. Subject to the Purchaser(s) being satisfied in its sole discretion that it may occupy the Property and operate the Purchaser's intended business in keeping with the bylaws and regulations of the City of Kelowna on or before December 14th, 2018. This condition is for the sole benefit of the Purchaser(s).

4. The Vendor providing, and the Purchaser being satisfied with the following documents with respect to information that may adversely affect the use or value of the Property whether actual of potential, on or before December 14th, 2018:

   (a) All studies, tests, surveys, investigations, environmental reports and other information concerning the Parent Parcels and the Lot which are in the possession or control of the Vendor; and

INITIALS	
VENDOR	PURCHASER

[CH] [JS]

(b) All covenants, rights of way and other instruments comprising the Permitted Encumbrances on or affecting the property which are in possession or available to the Vendor; and

(c) A current Phase 1 Environmental Report on the Parent Parcel and the Lot; and

(d) Site Plan with dimensions.

This condition is for the sole benefit of the Purchaser(s).

5. Subject to the Purchaser in its sole discretion obtaining and being satisfied with any other due diligence which it may have carried out with respect to the lot on or before December 14th, 2018.

6. Subject to the Purchaser in its sole discretion being satisfied with the results of any engineering and/or geo inspections of the Parent Parcel and the Lot on or before December 14th, 2018. The Vendor will allow access to the Purchaser, its Agents, inspectors and/or soil/engineers, appraisers to access the Lot in order to carry out such inspections, tests. Assessments, and appraisals, of the lands with reasonable notice. This condition is for the sole benefit of the Purchaser(s).

7. Subject to the Purchaser in its sole discretion being satisfied with the following documentation listed below with respect to information that may adversely affect the use or value of the Property, whether actual or potential, on or before the date that is the fourteenth calendar day from the Purchaser receiving all of the following documentation from the Vendor:

(a) The final subdivision plan, including the size, shape and location of the Lot, and

(b) The final grading plan of the Lot, and

(c) The final details of the services sizes and locations including, Sewer, Water, Storm, Hydro, Gas, telephone and internet lines, and

(d) The final details of any building design guidelines or restrictions of the Lot or Parent Parcel, and

(e) The final details of any other material changes relating to the Lot, and

(f) The final details of any building design guidelines or restrictions of the Lot or Parent Parcel.

This condition is for the sole benefit of the Purchaser.

Each condition, if so indicated if for the sole benefit of the party indicated. Unless each condition is waived or declared fulfilled be written notice given be the benefiting party on or before the date specified for each condition, this Contract will be terminated thereupon and the Deposit returnable in accordance with the Real Estate Services Act.

This Offer to Purchase Amendment & Addendum and any other writing delivered in connection with this Offer to Purchase Amendment & Addendum may be executed in any number of electronic counterparts and any party to this Offer to Purchase Amendment & Addendum may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Offer to Purchase Amendment & Addendum or such other writing, as the case may be, taken together will be deemed to be one and the same instrument. The execution of this Offer to Purchase Amendment & Addendum or any other writing by any party will not become effective until all counterparts, as the case may be, have been executed by all the parties to this Offer to Purchase Amendment & Addendum. A copy of this Offer to Purchase Amendment & Addendum delivered by facsimile or other electronic means and bearing a copy of the signature of a party to this Offer to Purchase Amendment & Addendum shall for all purposes be treated and accepted as an original copy thereof.

ALL OTHER TERMS AND CONDITIONS CONTAINED IN THE AGREEMENT OF PURCHASE AND SALE THAT ARE NOT AMENDED HEREIN REMAIN THE SAME AND IN FULL FORCE AND EFFECT. TIME SHALL REMAIN OF THE ESSENCE.

[CH] [JS]

4224973 CANADA INC. (VENDOR)

PER: [signature] DATE: DEC. 6, 2018

1185710 B.C. Ltd. (PURCHASER)

PER:__________ DATE:__________

[CH] [JS]

OFFER TO PURCHASE AMENDMENT & REMOVAL OF SUBJECT CONDITIONS

DATE: December 13th, 2018

RE: Proposed Lot 2: Parent Parcels 8877 & 8999 Jim Bailey Rd

Further to the Purchase Contract dated November 6th, 2018 made between 4224973 CANADA INC. as Vendor and 1185710 B.C. Ltd as Purchaser and covering the above mentioned property, the undersigned hereby agree as follows:

The following condition should be amended to read as follows:

JT 6. ~~1.~~ Subject to the Vendor providing and the Purchaser in its sole discretion being satisfied with the results of any engineering and/or geo inspections of the Parent Parcel and the Lot on or before January 31st, 2019. The Vendor will allow access to the Purchaser, its Agents, Inspectors and/or soil/engineers, appraisers to access the Lot in order to carry out any further inspections, tests. Assessments, and appraisals, of the lands with reasonable notice. This condition is for the sole benefit of the Purchaser(s).

[CH] [JS]

With Reference to the above the Subject To Clause(s) as noted below, is/are removed/waived:

1. Subject to the Purchaser(s) securing at her expense, a financing commitment for the purchase of the Lot on terms and conditions satisfactory to the Purchaser(s) on or before December 14th, 2018. This condition is for the sole benefit of the Purchaser(s).

2. Subject to the Purchaser(s) obtaining and approving Independent Legal Advice on the terms and conditions of this Offer to Purchase, and the condition of the Property's Title search, and the Purchasers lawyer advising the Purchaser on all Goods and Service Tax that may apply in this transaction on or before December 14th, 2018. This condition is for the sole benefit of the Purchaser(s).

3. Subject to the Purchaser(s) being satisfied in its sole discretion that it may occupy the Property and operate the Purchaser's intended business in keeping with the bylaws and regulations of the City of Kelowna on or before December 14th, 2018. This condition is for the sole benefit of the Purchaser(s).

4. The Vendor providing, and the Purchaser being satisfied with the following documents with respect to information that may adversely affect the use or value of the Property whether actual of potential, on or before December 14th, 2018:

   (a) All studies, tests, surveys, investigations, environmental reports and other information concerning the Parent Parcels and the Lot which are in the possession or control of the Vendor; and

   (b) All covenants, rights of way and other instruments comprising the Permitted Encumbrances on or affecting the property which are in possession or available to the Vendor; and

INITIALS

VENDOR	PURCHASER
	[CH] [JS]

[CH] [JS]

(c) A current Phase 1 Environmental Report on the Parent Parcel and the Lot; and

(d) Site Plan with dimensions.

This condition is for the sole benefit of the Purchaser(s).

5. Subject to the Purchaser in its sole discretion obtaining and being satisfied with any other due diligence which it may have carried out with respect to the lot on or before December 14th, 2018.

THE PARTIES AGREE THAT ADDITIONAL SUBJECT CLAUSE(S) REMAIN IN EFFECT ON THIS CONTRACT OF PURCHASE AND SALE.

ALL OTHER TERMS AND CONDITIONS CONTAINED IN THE AGREEMENT OF PURCHASE AND SALE THAT ARE NOT AMENDED HEREIN REMAIN THE SAME AND IN FULL FORCE AND EFFECT. TIME SHALL REMAIN OF THE ESSENCE.

4224973 CANADA INC. (VENDOR)

PER: [signature] DATE: DEC. 17, 2018

1185710 B.C. Ltd. (PURCHASER)

PER: Calum Hughes 12/14/2018 2:43 17 PM EST   John Saric 12/14/2018 12:31:00 PM EST   DATE: 12/14/2018

CH JS

Authentisign ID: DC378451-EC71-487C-937E-21DCC3A3C785

OMREB

REMOVAL OF "SUBJECT TO CLAUSE" AND APPOINTMENT OF CONVEYANCER

ADDRESS OF PROPERTY: lot 2 of proposed 8969 Jim Bailey Rd. Road

PID: 1185110

DATE OF CONTRACT: November 6, 2018

BUYER: ~~12165710~~ BC LTD.

SELLER: 4224973 CANADA INC.

A. REMOVAL/WAIVER OF "SUBJECT TO CLAUSE"

WITH REFERENCE TO THE ABOVE THE SUBJECT TO CLAUSE(S) AS NOTED BELOW, IS/ARE REMOVED/WAIVED. TIME SHALL REMAIN OF THE ESSENCE.

Further to the Offer to Purchase Amendment & Addendum dated December 4th, 2018, the Vendor hereby removes the following condition:

6 (a) The Vendor being satisfied with the requirements of the subdivision from an Approving Officer and once those conditions are are established and approved by the Vendor, then the Vendor must be satisfied with the costs of the subdivision on or before January 15th, 2019.

THE PARTIES AGREE THAT: (PLEASE INITIAL APPROPRIATE SET OF BOXES)

☐☐ BUYER ☐☐ SELLER — ADDITIONAL SUBJECT CLAUSE(S) REMAIN IN EFFECT ON THIS CONTRACT OF PURCHASE AND SALE.

OR ☐☐ BUYER ☐☐ SELLER — ALL CONDITIONS HAVE BEEN REMOVED AND THIS CONTRACT IS NOW UNCONDITIONAL.

WITNESS TO BUYER(S) SIGNATURE

DATE JAN 15, 2019

(BUYER)

(BUYER)

WITNESS TO SELLER(S) SIGNATURE

(SELLER)

DATE

(SELLER)

B. APPOINTMENT OF CONVEYANCER

THE BUYER HEREBY APPOINTS ______ OF ______ TO COMPLETE ALL NECESSARY LEGAL AND CONVEYANCING DOCUMENTS ON THEIR BEHALF.

WITNESS TO BUYER(S) SIGNATURE

(BUYER)

DATE

(BUYER)

THE SELLER HEREBY APPOINTS ______ OF ______ TO COMPLETE ALL NECESSARY LEGAL AND CONVEYANCING DOCUMENTS ON THEIR BEHALF.

WITNESS TO SELLER(S) SIGNATURE

(SELLER)

DATE

(SELLER)

CH JS

OFFER TO PURCHASE AMENDMENT

DATE: January 30th, 2019

RE: Proposed Lot 2: Parent Parcels 8877 & 8999 Jim Bailey Rd

Further to the Purchase Contract dated November 6th, 2018 made between 4224973 CANADA INC. as Vendor and 1185710 B.C. Ltd as Purchaser and covering the above mentioned property, the undersigned hereby agree as follows:

The following condition (#6) should be amended to read as follows:

6. Subject to the Vendor providing and the Purchaser in its sole discretion being satisfied with the results of any engineering and/or geo inspections of the Parent Parcel and the Lot on or before February 12th, 2019. The Vendor will allow access to the Purchaser, its Agents, Inspectors and/or soil/engineers, appraisers to access the Lot in order to carry out any further inspections, tests. Assessments, and appraisals, of the lands with reasonable notice. This condition is for the sole benefit of the Purchaser(s).

ALL OTHER TERMS AND CONDITIONS CONTAINED IN THE AGREEMENT OF PURCHASE AND SALE THAT ARE NOT AMENDED HEREIN REMAIN THE SAME AND IN FULL FORCE AND EFFECT. TIME SHALL REMAIN OF THE ESSENCE.

4224973 CANADA INC. (VENDOR)

PER: [signature] DATE: JANUARY 30, 2019

1185710 B.C. Ltd. (PURCHASER)

PER: AuthentiSign Calum Hughes 1/30/2019 3:01:00 PM EST AuthentiSign John Saric 1/30/2019 3:03:25 PM EST DATE: 01/30/2019

CH JS

Authentisign ID: DC378451-EC71-487C-937E-21DCC3A3C785

Authentisign ID: B43D7EDE-7FF2-4966-91D3-3242A5F73395

REMOVAL OF SUBJECT CONDITIONS

DATE: February 12th, 2019

RE: Proposed Lot 2: Parent Parcels 8877 & 8999 Jim Bailey Rd

Further to the Purchase Contract dated November 6th, 2018 made between 4224973 CANADA INC. as Vendor and 1185710 B.C. Ltd as Purchaser and covering the above mentioned property, the undersigned hereby agree as follows:

With Reference to the above the Subject To Clause(s) as noted below, is/are removed/waived:

7. Subject to the Vendor providing and the Purchaser in its sole discretion being satisfied with the results of any engineering and/or geo inspections of the Parent Parcel and the Lot on or before February 12th , 2019. The Vendor will allow access to the Purchaser, its Agents, Inspectors and/or soil/engineers, appraisers to access the Lot in order to carry out any further inspections, tests. Assessments, and appraisals, of the lands with reasonable notice. This condition is for the sole benefit of the Purchaser(s).

THE PARTIES AGREE THAT ADDITIONAL SUBJECT CLAUSE(S) REMAIN IN EFFECT ON THIS CONTRACT OF PURCHASE AND SALE.

ALL OTHER TERMS AND CONDITIONS CONTAINED IN THE AGREEMENT OF PURCHASE AND SALE THAT ARE NOT AMENDED HEREIN REMAIN THE SAME AND IN FULL FORCE AND EFFECT. TIME SHALL REMAIN OF THE ESSENCE.

4224973 CANADA INC. (VENDOR)

PER: [signature] DATE: FEB 12 2019

1185710 B.C. Ltd. (PURCHASER)

PER: Authentisign Calum Hughes 2/11/2019 1:17:36 PM EST Authentisign John Saric 2/11/2019 12:45:06 PM EST DATE: 02/11/2019

[CH] [JS]

Authentisign ID: B42D7EDE-7FF2-4868-91D3-3242A5F73395

REMOVAL OF SUBJECT CONDITIONS

DATE: February 12th, 2019

RE: Proposed Lot 2: Parent Parcels 8877 & 8999 Jim Bailey Rd

Further to the Purchase Contract dated November 6th, 2018 made between 4224973 CANADA INC. as Vendor and 1185710 B.C. Ltd as Purchaser and covering the above mentioned property, the undersigned hereby agree as follows:

With Reference to the above the Subject To Clause(s) as noted below, is/are removed/waived:

7. Subject to the Vendor providing and the Purchaser in its sole discretion being satisfied with the results of any engineering and/or geo inspections of the Parent Parcel and the Lot on or before February 12th , 2019. The Vendor will allow access to the Purchaser, its Agents, inspectors and/or soil/engineers, appraisers to access the Lot in order to carry out any further inspections, tests. Assessments, and appraisals, of the lands with reasonable notice. This condition is for the sole benefit of the Purchaser(s).

THE PARTIES AGREE THAT ADDITIONAL SUBJECT CLAUSE(S) REMAIN IN EFFECT ON THIS CONTRACT OF PURCHASE AND SALE.

ALL OTHER TERMS AND CONDITIONS CONTAINED IN THE AGREEMENT OF PURCHASE AND SALE THAT ARE NOT AMENDED HEREIN REMAIN THE SAME AND IN FULL FORCE AND EFFECT. TIME SHALL REMAIN OF THE ESSENCE.

4224973 CANADA INC. (VENDOR)

PER: [signature] DATE: FEB 12 2019

1185710 B.C. Ltd. (PURCHASER)

PER: Authentisign Calum Hughes 2/11/2019 1:17:36 PM EST Authentisign John Saric 2/11/2019 12:45:08 PM EST DATE: 02/11/2019

REMOVAL OF SUBJECT CONDITIONS

DATE: February 12th, 2019

RE: Proposed Lot 2: Parent Parcels 8877 & 8999 Jim Bailey Rd

Further to the Purchase Contract dated November 6th, 2018 made between 4224973 CANADA INC. as Vendor and 1185710 B.C. Ltd as Purchaser and covering the above mentioned property, the undersigned hereby agree as follows:

With Reference to the above the Subject To Clause(s) as noted below, is/are removed/waived:

7. **Subject to the Vendor providing and the Purchaser in its sole discretion being satisfied with the results of any engineering and/or geo inspections of the Parent Parcel and the Lot on or before February 12th, 2019. The Vendor will allow access to the Purchaser, its Agents, inspectors and/or soil/engineers, appraisers to access the Lot in order to carry out any further inspections, tests. Assessments, and appraisals, of the lands with reasonable notice. This condition is for the sole benefit of the Purchaser(s).**

THE PARTIES AGREE THAT ADDITIONAL SUBJECT CLAUSE(S) REMAIN IN EFFECT ON THIS CONTRACT OF PURCHASE AND SALE.

ALL OTHER TERMS AND CONDITIONS CONTAINED IN THE AGREEMENT OF PURCHASE AND SALE THAT ARE NOT AMENDED HEREIN REMAIN THE SAME AND IN FULL FORCE AND EFFECT. TIME SHALL REMAIN OF THE ESSENCE.

4224973 CANADA INC. (VENDOR)

PER: [signature] DATE: FEB 12 2019

1185710 B.C. Ltd. (PURCHASER)

PER: AuthentiSign Calum Hughes 2/11/2019 1:17:38 PM EST AuthentiSign John Saric 2/11/2019 12:45:08 PM EST DATE: 02/11/2019

REMOVAL OF SUBJECT CONDITIONS

DATE: February 12th, 2019

RE: Proposed Lot 2: Parent Parcels 8877 & 8999 Jim Bailey Rd

Further to the Purchase Contract dated November 6th, 2018 made between 4224973 CANADA INC. as Vendor and 1185710 B.C. Ltd as Purchaser and covering the above mentioned property, the undersigned hereby agree as follows:

With Reference to the above the Subject To Clause(s) as noted below, is/are removed/waived:

7. Subject to the Vendor providing and the Purchaser in its sole discretion being satisfied with the results of any engineering and/or geo inspections of the Parent Parcel and the Lot on or before February 12th , 2019. The Vendor will allow access to the Purchaser, its Agents, inspectors and/or soil/engineers, appraisers to access the Lot in order to carry out any further inspections, tests. Assessments, and appraisals, of the lands with reasonable notice. This condition is for the sole benefit of the Purchaser(s).

THE PARTIES AGREE THAT ADDITIONAL SUBJECT CLAUSE(S) REMAIN IN EFFECT ON THIS CONTRACT OF PURCHASE AND SALE.

ALL OTHER TERMS AND CONDITIONS CONTAINED IN THE AGREEMENT OF PURCHASE AND SALE THAT ARE NOT AMENDED HEREIN REMAIN THE SAME AND IN FULL FORCE AND EFFECT. TIME SHALL REMAIN OF THE ESSENCE.

4224973 CANADA INC. (VENDOR)

PER: [signature] DATE: FEB 12 2019

1185710 B.C. Ltd. (PURCHASER)

PER: AuthentiSign Calum Hughes 2/11/2019 1:17:38 PM EST AuthentiSign John Saric 2/11/2019 12:45:05 PM EST DATE: 02/11/2019

REMOVAL OF SUBJECT CONDITIONS

DATE: February 12th, 2019

RE: Proposed Lot 2: Parent Parcels 8877 & 8999 Jim Bailey Rd

Further to the Purchase Contract dated November 6th, 2018 made between 4224973 CANADA INC. as Vendor and 1185710 B.C. Ltd as Purchaser and covering the above mentioned property, the undersigned hereby agree as follows:

With Reference to the above the Subject To Clause(s) as noted below, is/are removed/waived:

7. **Subject to the Vendor providing and the Purchaser in its sole discretion being satisfied with the results of any engineering and/or geo inspections of the Parent Parcel and the Lot on or before February 12th , 2019. The Vendor will allow access to the Purchaser, its Agents, inspectors and/or soil/engineers, appraisers to access the Lot in order to carry out any further inspections, tests. Assessments, and appraisals, of the lands with reasonable notice. This condition is for the sole benefit of the Purchaser(s).**

THE PARTIES AGREE THAT ADDITIONAL SUBJECT CLAUSE(S) REMAIN IN EFFECT ON THIS CONTRACT OF PURCHASE AND SALE.

ALL OTHER TERMS AND CONDITIONS CONTAINED IN THE AGREEMENT OF PURCHASE AND SALE THAT ARE NOT AMENDED HEREIN REMAIN THE SAME AND IN FULL FORCE AND EFFECT. TIME SHALL REMAIN OF THE ESSENCE.

4224973 CANADA INC. (VENDOR)

PER: [signature] DATE: FEB 12 2019

1185710 B.C. Ltd. (PURCHASER)

PER: Authentisign *Calum Hughes* 2/11/2019 1:17:36 PM EST — Authentisign *John Saric* 2/11/2019 12:45:58 PM EST DATE: 02/11/2019